UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANANGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-01701

DAVIS NEW YORK VENTURE FUND, INC.

(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101

Tucson, AZ 85756

(Address of principal executive offices)

Thomas D. Tays

Davis Selected Advisers, L.P.

2949 East Elvira Road, Suite 101

Tucson, AZ 85756

(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600

Date of fiscal year end: July 31, 2009

Date of reporting period: July 31, 2009

____________________

ITEM 1. REPORT TO STOCKHOLDERS

DAVIS NEW YORK VENTURE FUND	Table of Contents

Shareholder Letter	2

Management’s Discussion and Analysis	3

Fund Overview	5

Portfolio Activity	6

Fund Performance	7

Schedule of Investments	13

Statement of Assets and Liabilities	19

Statement of Operations	21

Statements of Changes in Net Assets	22

Notes to Financial Statements	23

Financial Highlights	31

Report of Independent Registered Public Accounting Firm	33

Fund Information	34

Director Approval of Advisory Agreements	35

Directors and Officers	37

DAVIS NEW YORK VENTURE FUND                                                                                                Shareholder Letter

Dear Fellow Shareholder,

As stewards of our customers’ savings, the management team and Directors of the Davis New York Venture Fund recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports we include all of the required quantitative information such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution. Also included is a list of positions opened and closed.

In addition, we produce a Quarterly Review. In this Review, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Quarterly Review either on our website, www.davisfunds.com, or by calling 1-800-279-0279.

We thank you for your continued trust. We will do our best to earn it in the years ahead.

Sincerely,

Christopher C. Davis	Kenneth C. Feinberg
President & Portfolio Manager	Portfolio Manager

September 1, 2009

DAVIS NEW YORK VENTURE FUND                                                          Management’s Discussion and Analysis

Performance Overview

Davis New York Venture Fund’s Class A shares delivered a negative return on net asset value of 20.08% for the year ended July 31, 20091. Over the same time period, the Standard & Poor’s 500® Index2 (“Index”) declined 19.96%. The sectors3 within the Index that turned in the weakest performance over the year were financials, industrials, and energy. The sectors that turned in the strongest (but still negative) performance over the year were consumer staples, consumer discretionary, and information technology.

Factors Impacting the Fund’s Performance

The Fund’s financial companies out-performed the corresponding sector within the Index (down 27% versus down 38% for the Index), but were still the largest detractors4 from performance. A higher relative average weighting in this sector (29% versus 13% for the Index) detracted from performance. American International Group5, Merrill Lynch, American Express, and Loews were among the most important detractors from performance. Hang Lung Group was among the most important contributors to the Fund’s performance. Merrill Lynch merged with Bank of America in January 2009.

The second largest detractor from performance was energy companies. While the Fund’s energy companies performed in-line with the corresponding sector within the Index (both down 29%), a higher relative average weighting (15% versus 13% for the Index) detracted from performance. ConocoPhillips, Devon Energy, and EOG Resources were among the most important detractors from performance.

Health care companies made a positive contribution to the Fund’s performance. The Fund’s health care companies out-performed the corresponding sector within the Index (flat versus down 11% for the Index). A lower relative average weighting in this relatively strong sector (7% versus 14% for the Index) detracted from performance. Schering-Plough, Pfizer, and Merck were among the most important contributors to performance.

Other companies contributing to performance included Bed Bath & Beyond, Disney, and Texas Instruments.

The Fund ended the year with approximately 15% of its net assets invested in foreign companies. As a whole these companies out-performed the domestic companies held by the Fund.

DAVIS NEW YORK VENTURE FUND                                 Management’s Discussion and Analysis – (Continued)

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis New York Venture Fund prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.

Davis New York Venture Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. The primary risks of an investment in the Davis New York Venture Fund are: (1) market risk, (2) company risk, (3) financial services risk, (4) foreign country risk, (5) headline risk, and (6) selection risk. See the prospectus for a full description of each risk.

1      Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor’s shares may be worth more or less than when purchased. The total annual operating expense ratio for Davis New York Venture Fund’s Class A shares for the year ended July 31, 2009 was 0.92%. The operating expense ratio may vary in future years. Below are the average annual total returns for the periods ended July 31, 2009:

	1-Year	5-Year	10-Year	Since Fund’s Inception (02/17/69)
Davis New York Venture Fund – A without sales charge	(20.08)%	0.37%	1.55%	11.61%
Davis New York Venture Fund – A with 4.75% sales charge	(23.88)%	(0.60)%	1.06%	11.48%
Standard & Poor’s 500® Index	(19.96)%	(0.14)%	(1.19)%	9.19%

Fund performance changes over time and current performance may be higher or lower than stated. Returns and expense ratios for other classes of shares will vary from the above returns and expense ratio. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

2      The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.

3      The companies included in the Standard & Poor’s 500® Index are divided into ten sectors. One or more industry groups make up a sector.

4      A company’s or sector’s contribution to or detraction from the Fund’s performance is a product of both its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

5      This Management Discussion and Analysis discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

Shares of the Davis New York Venture Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS NEW YORK VENTURE FUND                                                                                                        Fund Overview

At July 31, 2009

Portfolio Composition		Industry Weightings
(% of Fund’s Net Assets)		(% of Long Term Portfolio)

			Fund	S&P 500®
Common Stock (U.S.)	81.44%	Energy	14.69%	12.04%
Common Stock (Foreign)	14.45%	Diversified Financials	13.04%	7.61%
Corporate Bonds	1.04%	Insurance	10.59%	2.43%
Convertible Bonds (U.S.)	0.33%	Information Technology	10.49%	18.72%
Convertible Bonds (Foreign)	0.18%	Health Care	9.80%	13.73%
Short Term Investments	2.98%	Materials	6.67%	3.40%
Other Assets & Liabilities	(0.42)%	Food & Staples Retailing	5.33%	2.94%
	100.00%	Food, Beverage & Tobacco	4.76%	5.99%
		Media	4.64%	2.56%
		Banks	3.88%	2.79%
		Commercial & Professional Services	3.13%	0.67%
		Retailing	2.91%	3.28%
		Other	2.69%	11.08%
		Transportation	2.57%	2.09%
		Household & Personal Products	1.87%	2.87%
		Capital Goods	1.48%	7.22%
		Automobiles & Components	1.46%	0.58%
			100.00%	100.00%

Top 10 Holdings

(% of Fund’s Net Assets)

Berkshire Hathaway Inc., Class A	Property & Casualty Insurance	3.97%
Wells Fargo & Co.	Commercial Banks	3.78%
Costco Wholesale Corp.	Food & Staples Retailing	3.34%
Occidental Petroleum Corp.	Energy	3.20%
American Express Co.	Consumer Finance	3.10%
JPMorgan Chase & Co.	Diversified Financial Services	2.95%
EOG Resources, Inc.	Energy	2.82%
Devon Energy Corp.	Energy	2.77%
Bank of New York Mellon Corp.	Capital Markets	2.50%
Canadian Natural Resources Ltd.	Energy	2.29%

DAVIS NEW YORK VENTURE FUND                                                                                                   Portfolio Activity

August 1, 2008 through July 31, 2009
New Positions Added (08/01/08-07/31/09)

(Highlighted positions are those greater than 0.80% of 07/31/09 total net assets)

Security	Industry	Date of 1st Purchase	% of 07/31/09 Fund Net Assets
ABB Ltd., ADR	Capital Goods	09/29/08	0.63%
Activision Blizzard, Inc.	Software & Services	01/07/09	0.53%
Becton, Dickinson and Co.	Health Care Equipment & Services	03/02/09	0.75%
Coca-Cola Co.	Food, Beverage & Tobacco	06/26/09	0.75%
Goldman Sachs Group, Inc.	Capital Markets	09/24/08	0.60%
Harley-Davidson, Inc., Sr. Notes,
15.00%, 02/01/14	Automobiles & Components	02/03/09	0.69%
Laboratory Corp. of America Holdings	Health Care Equipment & Services	03/02/09	0.24%
Level 3 Communications, Inc., Conv.
Sr. Notes, 15.00%, 01/15/13	Telecommunication Services	12/23/08	0.11%
Medtronic, Inc.	Health Care Equipment & Services	01/07/09	–
Merck & Co., Inc.	Pharmaceuticals, Biotechnology
	& Life Sciences	03/11/09	0.95%
Monsanto Co.	Materials	10/02/08	0.56%
Natura Cosmeticos SA	Household & Personal Products	07/31/09	0.10%
Pfizer Inc.	Pharmaceuticals, Biotechnology
	& Life Sciences	02/25/09	0.82%
Potash Corp. of Saskatchewan Inc.	Materials	05/14/09	0.22%
Sealed Air Corp., Sr. Notes,
12.00%, 02/14/14	Materials	01/26/09	0.35%
Walt Disney Co.	Media	02/05/09	0.70%

Positions Closed (08/01/08-07/31/09)

(Gains and losses greater than $150,000,000 are highlighted)

		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
Altria Group, Inc.	Food, Beverage & Tobacco	01/05/09	$157,648,352
Ambac Financial Group, Inc.	Property & Casualty Insurance	10/20/08	(78,251,134)
Aon Corp.	Insurance Brokers	11/24/08	48,018,264
Asciano Group	Transportation	11/12/08	(32,095,726)
Avon Products, Inc.	Household & Personal Products	03/23/09	(45,521,910)
British American Tobacco PLC	Food, Beverage & Tobacco	11/12/08	542,484
Citigroup Inc.	Diversified Financial Services	03/10/09	(145,852,952)
Compagnie Financiere Richemont S.A.,
Bearer Shares, Unit A	Consumer Durables & Apparel	11/06/08	(17,853,888)
Covidien Ltd.	Health Care Equipment & Services	11/24/08	124,134,456
Dell Inc.	Technology Hardware & Equipment	02/27/09	(244,710,921)
Discover Financial Services	Consumer Finance	02/04/09	(7,991,534)
eBay Inc.	Software & Services	07/14/09	(45,814,829)
E*TRADE Financial Corp.	Capital Markets	03/13/09	(193,113,132)
General Electric Co.	Capital Goods	08/05/08	(194,810)
Liberty Media Corp. - Capital, Series A	Media	11/21/08	(8,385,331)
Lowe's Cos, Inc.	Retailing	02/04/09	(50,864,847)
MBIA Inc.	Property & Casualty Insurance	03/06/09	(94,351,965)
Medtronic, Inc.	Health Care Equipment & Services	04/28/09	(3,623,896)
Reinet Investments SCA	Diversified Financial Services	11/13/08	(39,581,227)
Sears Holdings Corp.	Retailing	02/27/09	(183,935,810)
Siemens AG, Registered	Capital Goods	03/20/09	(132,761,876)
Sprint Nextel Corp.	Telecommunication Services	03/12/09	(453,867,696)
Tokio Marine Holdings, Inc.	Property & Casualty Insurance	12/30/08	(72,447,978)
Toll Holdings Ltd.	Transportation	11/10/08	(39,684,881)
Toronto-Dominion Bank	Commercial Banks	11/13/08	(48,477,898)
Virgin Blue Holdings Ltd.	Transportation	10/24/08	(6,560,448)
Whole Foods Market, Inc.	Food & Staples Retailing	01/09/09	(84,983,284)
WPP Group PLC	Media	01/12/09	(160,349,252)

DAVIS NEW YORK VENTURE FUND                                                                                                Fund Performance

CLASS A

Average Annual Total Return		Expense Example	Beginning	Ending
for the periods ended July 31, 2009			Account	Account	Expenses Paid
(This calculation includes an			Value	Value	During Period*
initial sales charge of 4.75%.)			(02/01/09)	(07/31/09)	(02/01/09-07/31/09)
One-Year	(23.88)%	Actual	$1,000.00	$1,264.16	$5.22
Five-Year	(0.60)%	Hypothetical (5% return
Ten-Year	1.06%	before expenses)	$1,000.00	$1,020.18	$4.66

*Expenses are equal to the Class’s annualized operating expense ratio (0.93%), multiplied by the average account valueover the period, multiplied by 181/365 (to reflect the one-half year period). The expense ratio reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser. See Notes to Performance on page 12 for a description of the “Expense Example”.

$10,000 invested over ten years. Let’s say you invested $10,000 in Davis New York Venture Fund, Class A shares on July 31, 1999 and paid a 4.75% sales charge. As the chart shows, by July 31, 2009, the value of your investment would have grown to $11,110 - an 11.10% increase on your initial investment. For comparison, the Standard & Poor’s 500® Index is also presented on the chart below.

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Davis New York Venture Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS NEW YORK VENTURE FUND                                                                       Fund Performance – (Continued)

CLASS B

Average Annual Total Return		Expense Example	Beginning	Ending
for the periods ended July 31, 2009			Account	Account	Expenses Paid
(This calculation includes any applicable			Value	Value	During Period*
contingent deferred sales charge.)			(02/01/09)	(07/31/09)	(02/01/09-07/31/09)
One-Year	(23.99)%	Actual	$1,000.00	$1,258.02	$10.41
Five-Year	(0.85)%	Hypothetical (5% return
Ten-Year	0.98%	before expenses)	$1,000.00	$1,015.57	$9.30

*Expenses are equal to the Class’s annualized operating expense ratio (1.86%), multiplied by the average account valueover the period, multiplied by 181/365 (to reflect the one-half year period). The expense ratio reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser. See Notes to Performance on page 12 for a description of the “Expense Example”.

$10,000 invested over ten years. Let’s say you invested $10,000 in Davis New York Venture Fund, Class B shares on July 31, 1999 and converted to Class A shares on July 31, 2006. As the chart shows, by July 31, 2009, the value of your investment would have grown to $11,021 - a 10.21% increase on your initial investment. For comparison, the Standard & Poor’s 500® Index is also presented on the chart below.

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

Because Class B shares automatically convert to Class A shares after 7 years, the above graph and the “Ten-Year” return for Class B reflect Class A performance for the period after conversion.

The performance data for Davis New York Venture Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS NEW YORK VENTURE FUND                                                                       Fund Performance – (Continued)

CLASS C

Average Annual Total Return		Expense Example	Beginning	Ending
for the periods ended July 31, 2009			Account	Account	Expenses Paid
(This calculation includes any applicable			Value	Value	During Period*
contingent deferred sales charge.)			(02/01/09)	(07/31/09)	(02/01/09-07/31/09)
One-Year	(21.53)%	Actual	$1,000.00	$1,258.71	$9.74
Five-Year	(0.41)%	Hypothetical (5% return
Ten-Year	0.76%	before expenses)	$1,000.00	$1,016.17	$8.70

*Expenses are equal to the Class’s annualized operating expense ratio (1.74%), multiplied by the average account valueover the period, multiplied by 181/365 (to reflect the one-half year period). The expense ratio reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser. See Notes to Performance on page 12 for a description of the “Expense Example”.

$10,000 invested over ten years. Let’s say you invested $10,000 in Davis New York Venture Fund, Class C shares on July 31, 1999. As the chart shows, by July 31, 2009, the value of your investment would have grown to $10,784 - a 7.84% increase on your initial investment. For comparison, the Standard & Poor’s 500® Index is also presented on the chart below.

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Davis New York Venture Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS NEW YORK VENTURE FUND                                                                       Fund Performance – (Continued)

CLASS R

Average Annual Total Return		Expense Example	Beginning	Ending
for the periods ended July 31, 2009			Account	Account	Expenses Paid
(There is no sales charge applicable			Value	Value	During Period*
to this calculation.)			(02/01/09)	(07/31/09)	(02/01/09-07/31/09)
One-Year	(20.42)%	Actual	$1,000.00	$1,261.09	$7.46
Five-Year	0.06%
Life of Class (August 20, 2003		Hypothetical (5% return
through July 31, 2009)	2.67%	before expenses)	$1,000.00	$1,018.20	$6.66

*Expenses are equal to the Class’s annualized operating expense ratio (1.33%), multiplied by the average account valueover the period, multiplied by 181/365 (to reflect the one-half year period). The expense ratio reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser. See Notes to Performance on page 12 for a description of the “Expense Example”.

$10,000 invested at inception. Let’s say you invested $10,000 in Davis New York Venture Fund, Class R shares on August 20, 2003 (inception of class). As the chart shows, by July 31, 2009, the value of your investment would have grown to $11,700 - a 17.00% increase on your initial investment. For comparison, the Standard & Poor’s 500® Index is also presented on the chart below.

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Davis New York Venture Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS NEW YORK VENTURE FUND                                                                       Fund Performance – (Continued)

CLASS Y

Average Annual Total Return		Expense Example	Beginning	Ending
for the periods ended July 31, 2009			Account	Account	Expenses Paid
(There is no sales charge applicable			Value	Value	During Period*
to this calculation.)			(02/01/09)	(07/31/09)	(02/01/09-07/31/09)
One-Year	(19.88)%	Actual	$1,000.00	$1,265.76	$3.54
Five-Year	0.64%	Hypothetical (5% return
Ten-Year	1.85%	before expenses)	$1,000.00	$1,021.67	$3.16

*Expenses are equal to the Class’s annualized operating expense ratio (0.63%), multiplied by the average account valueover the period, multiplied by 181/365 (to reflect the one-half year period). The expense ratio reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser. See Notes to Performance on page 12 for a description of the “Expense Example”.

$10,000 invested over ten years. Let’s say you invested $10,000 in Davis New York Venture Fund, Class Y shares on July 31, 1999. As the chart shows, by July 31, 2009, the value of your investment would have grown to $12,010- a 20.10% increase on your initial investment. For comparison, the Standard & Poor’s 500® Index is also presented on the chart below.

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Davis New York Venture Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS NEW YORK VENTURE FUND                                                                                           Notes to Performance

The following disclosure provides important information regarding the Fund’s Expense Example, which appears in each Class’s Fund Performance section of this Annual Report. Please refer to this information when reviewing the Expense Example for each Class.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is for the six-month period ended July 31, 2009.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front end or contingent deferred sales charges (loads). Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DAVIS NEW YORK VENTURE FUND                                                                                       Schedule of Investments

July 31, 2009

Shares	Security	Value (Note 1)
COMMON STOCK - (95.89%)
CONSUMER DISCRETIONARY - (9.35%)
Automobiles & Components – (0.74%)
9,850,560	Harley-Davidson, Inc.	$222,622,656
Consumer Durables & Apparel – (0.30%)
1,817,300	Garmin Ltd.	50,293,777
1,177,877	Hunter Douglas NV (Netherlands)	40,610,833
		90,904,610
Consumer Services – (0.96%)
17,348,824	H&R Block, Inc. (a)	289,551,873
Media – (4.52%)
26,014,716	Comcast Corp., Special Class A	363,945,877
15,205,861	Grupo Televisa S.A., ADR (Mexico)	275,074,025
1,333,619	Lagardere S.C.A. (France)	49,810,629
4,908,532	Liberty Media Corp. - Entertainment, Series A *	137,365,268
31,628,245	News Corp., Class A	326,877,912
8,403,900	Walt Disney Co.	211,105,968
		1,364,179,679
Retailing – (2.83%)
1,586,345	Amazon.com, Inc. *	136,108,401
12,376,257	Bed Bath & Beyond Inc. *	430,136,812
12,656,716	CarMax, Inc. *(a)	204,152,829
6,135,639	Liberty Media Corp. - Interactive, Series A *	40,832,678
2,142,100	Staples, Inc.	45,048,363
		856,279,083
	TOTAL CONSUMER DISCRETIONARY	2,823,537,901
CONSUMER STAPLES - (11.66%)
Food & Staples Retailing – (5.20%)
20,391,199	Costco Wholesale Corp.	1,009,466,306
16,691,766	CVS Caremark Corp.	558,840,326
		1,568,306,632
Food, Beverage & Tobacco – (4.64%)
4,514,000	Coca-Cola Co.	224,977,760
31,403,542	Diageo PLC (United Kingdom)	492,056,548
8,893,333	Heineken Holding NV (Netherlands)	306,117,231
2,331,192	Hershey Co.	93,131,120
6,116,763	Philip Morris International Inc.	285,041,156
		1,401,323,815
Household & Personal Products – (1.82%)
2,046,500	Natura Cosmeticos SA (Brazil)	29,231,797
9,375,314	Procter & Gamble Co.	520,423,680
		549,655,477
	TOTAL CONSUMER STAPLES	3,519,285,924
ENERGY - (14.32%)
11,469,377	Canadian Natural Resources Ltd. (Canada)	692,635,677
147,115,848	China Coal Energy Co. - H (China)	206,150,684
10,026,964	ConocoPhillips	438,278,597
14,395,229	Devon Energy Corp.	836,218,853
11,493,373	EOG Resources, Inc.	850,854,403

DAVIS NEW YORK VENTURE FUND                                                              Schedule of Investments - (Continued)

July 31, 2009

Shares	Security	Value (Note 1)
COMMON STOCK – (CONTINUED)
ENERGY – (CONTINUED)
13,533,677	Occidental Petroleum Corp.	$965,492,517
138,300	OGX Petroleo e Gas Participacoes S.A. (Brazil)	90,062,709
3,044,973	Transocean Ltd. *	242,653,898
	TOTAL ENERGY	4,322,347,338
FINANCIALS - (27.48%)
Banks – (3.78%)
	Commercial Banks – (3.78%)
46,618,990	Wells Fargo & Co.	1,140,300,496
Diversified Financials – (12.71%)
	Capital Markets – (5.59%)
5,609,831	Ameriprise Financial, Inc.	155,953,302
27,550,228	Bank of New York Mellon Corp.	753,223,234
4,316,350	Brookfield Asset Management Inc., Class A (Canada)(b)	90,816,004
1,114,900	Goldman Sachs Group, Inc.	182,063,170
8,774,804	Julius Baer Holding AG (Switzerland)	417,945,561
1,377,427	Morgan Stanley	39,256,669
914,450	State Street Corp.	45,996,835
		1,685,254,775
	Consumer Finance – (3.10%)
33,047,738	American Express Co.	936,242,417
	Diversified Financial Services – (4.02%)
2,641,295	Bank of America Corp.	39,064,753
23,016,599	JPMorgan Chase & Co.	889,591,552
8,889,007	Moody's Corp.	211,025,026
1,136,900	Visa Inc., Class A	74,421,474
		1,214,102,805
		3,835,599,997
Insurance – (10.31%)
	Life & Health Insurance – (0.37%)
2,576,612	Principal Financial Group, Inc.	61,065,704
1,486,826	Sun Life Financial Inc. (Canada)	50,700,767
		111,766,471
	Multi-line Insurance – (2.26%)
807,675	American International Group, Inc.	10,612,850
22,377,859	Loews Corp. (a)	671,783,327
		682,396,177
	Property & Casualty Insurance – (6.51%)
12,357	Berkshire Hathaway Inc., Class A *	1,198,629,000
27,867	Berkshire Hathaway Inc., Class B *	88,630,993
85,747	Markel Corp. *	27,059,181
6,164,535	NIPPONKOA Insurance Co., Ltd. (Japan)	36,808,056
39,386,553	Progressive Corp. (Ohio) *(a)	613,642,496
		1,964,769,726
	Reinsurance – (1.17%)
615,500	Everest Re Group, Ltd.	49,375,410
6,459,634	Transatlantic Holdings, Inc. (a)	305,605,284
		354,980,694
		3,113,913,068

DAVIS NEW YORK VENTURE FUND                                                              Schedule of Investments - (Continued)

July 31, 2009

Shares	Security	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Real Estate – (0.68%)
39,228,591	Hang Lung Group Ltd. (Hong Kong)	$204,746,615
	TOTAL FINANCIALS	8,294,560,176
HEALTH CARE - (9.55%)
Health Care Equipment & Services – (4.44%)
3,489,500	Becton, Dickinson and Co.	227,340,925
5,039,313	Cardinal Health, Inc.	167,809,123
6,129,000	Express Scripts, Inc. *	429,459,030
1,099,500	Laboratory Corp. of America Holdings *	73,875,405
15,686,330	UnitedHealth Group Inc.	440,158,420
		1,338,642,903
Pharmaceuticals, Biotechnology & Life Sciences – (5.11%)
7,668,200	Johnson & Johnson	466,916,698
9,539,700	Merck & Co., Inc.	286,286,397
15,522,300	Pfizer Inc.	247,270,239
20,469,700	Schering-Plough Corp.	542,651,747
		1,543,125,081
	TOTAL HEALTH CARE	2,881,767,984
INDUSTRIALS - (6.99%)
Capital Goods – (1.44%)
10,371,800	ABB Ltd., ADR (Switzerland)	189,596,504
1,340,300	PACCAR Inc.	46,454,798
6,595,461	Tyco International Ltd.	199,314,831
		435,366,133
Commercial & Professional Services – (3.04%)
4,993,390	D&B Corp. (a)	359,474,146
19,169,847	Iron Mountain Inc. *(a)	559,951,231
		919,425,377
Transportation – (2.51%)
86,492,066	China Merchants Holdings International Co., Ltd. (China)	285,700,981
68,681,837	China Shipping Development Co. Ltd. - H (China)(a)	104,572,961
49,925,016	Cosco Pacific Ltd. (China)	69,314,801
1,770,630	Kuehne & Nagel International AG, Registered (Switzerland)	147,462,752
2,781,771	United Parcel Service, Inc., Class B	149,464,556
		756,516,051
	TOTAL INDUSTRIALS	2,111,307,561
INFORMATION TECHNOLOGY - (10.22%)
Semiconductors & Semiconductor Equipment – (2.28%)
28,578,047	Texas Instruments Inc.	687,302,030
Software & Services – (4.37%)
13,867,400	Activision Blizzard, Inc. *	158,712,393
1,221,674	Google Inc., Class A *	541,586,409
26,268,597	Microsoft Corp.	618,362,774
		1,318,661,576
Technology Hardware & Equipment – (3.57%)
13,111,720	Agilent Technologies, Inc. *	304,454,138
5,669,200	Cisco Systems, Inc. *	124,835,784
11,722,174	Hewlett-Packard Co.	507,570,134

DAVIS NEW YORK VENTURE FUND                                                              Schedule of Investments - (Continued)

July 31, 2009

Shares/Principal	Security	Value (Note 1)
COMMON STOCK – (CONTINUED)
INFORMATION TECHNOLOGY – (CONTINUED)
Technology Hardware & Equipment – (Continued)
6,595,361	Tyco Electronics Ltd.	$141,602,401
		1,078,462,457
	TOTAL INFORMATION TECHNOLOGY	3,084,426,063
MATERIALS - (5.96%)
4,647,965	BHP Billiton PLC (United Kingdom)	121,354,356
4,001,441	Martin Marietta Materials, Inc. (a)	344,404,027
2,001,050	Monsanto Co.	168,088,200
712,500	Potash Corp. of Saskatchewan Inc. (Canada)	66,269,625
2,994,082	Rio Tinto PLC (United Kingdom)	124,486,463
27,040,599	Sealed Air Corp. (a)	497,276,616
19,715,560	Sino-Forest Corp. (Canada)*(a)	269,035,722
4,381,229	Vulcan Materials Co.	208,020,753
	TOTAL MATERIALS	1,798,935,762
UTILITIES - (0.36%)
8,517,800	AES Corp. *	108,942,662
	TOTAL UTILITIES	108,942,662
	TOTAL COMMON STOCK – (Identified cost $24,434,169,735)	28,945,111,371
CONVERTIBLE BONDS - (0.51%)
MATERIALS - (0.18%)
$60,982,000	Sino-Forest Corp., Conv. Sr. Notes, 5.00%, 08/01/13 (Canada) (a)(c)	56,103,440
	TOTAL MATERIALS	56,103,440
TELECOMMUNICATION SERVICES - (0.33%)
68,312,000	Level 3 Communications, Inc., Conv. Sr. Notes, 10.00%, 05/01/11	66,604,200
29,918,000	Level 3 Communications, Inc., Conv. Sr. Notes, 15.00%, 01/15/13 (c)	32,610,620
	TOTAL TELECOMMUNICATION SERVICES	99,214,820
	TOTAL CONVERTIBLE BONDS – (Identified cost $159,212,000)	155,318,260
CORPORATE BONDS - (1.04%)
CONSUMER DISCRETIONARY - (0.69%)
Automobiles & Components – (0.69%)
183,000,000	Harley-Davidson, Inc., Sr. Notes, 15.00%, 02/01/14 (c)	206,749,740
	TOTAL CONSUMER DISCRETIONARY	206,749,740
MATERIALS - (0.35%)
105,000,000	Sealed Air Corp., Sr. Notes, 12.00%, 02/14/14 (a)(c)	107,041,725
	TOTAL MATERIALS	107,041,725
	TOTAL CORPORATE BONDS – (Identified cost $288,000,000)	313,791,465
SHORT TERM INVESTMENTS - (2.72%)
243,921,000	Banc of America Securities LLC Joint Repurchase Agreement,
	0.20%, 08/03/09, dated 07/31/09, repurchase value of $243,925,065
	(collateralized by: U.S. Government agency mortgages in a pooled cash account, 4.50%-6.00%, 07/01/24-03/01/38, total market value $248,799,420)	243,921,000

DAVIS NEW YORK VENTURE FUND                                                              Schedule of Investments - (Continued)

July 31, 2009

Principal	Security	Value (Note 1)
SHORT TERM INVESTMENTS – (CONTINUED)
$191,902,000	Goldman, Sachs & Co. Joint Repurchase Agreement,
	0.21%, 08/03/09, dated 07/31/09, repurchase value of $191,905,358 (collateralized by: U.S. Government agency
	mortgages in a pooled cash account, 4.50%-6.50%, 03/15/24-07/15/39, total market value $195,740,040)	$191,902,000
383,802,000	Mizuho Securities USA Inc. Joint Repurchase Agreement,
	0.21%, 08/03/09, dated 07/31/09, repurchase value of $383,808,717 (collateralized by: U.S. Government agency
	mortgages in a pooled cash account, 4.00%-6.00%, 06/01/24-06/01/39, total market value $391,478,040)	383,802,000

	TOTAL SHORT TERM INVESTMENTS – (Identified cost $819,625,000)	819,625,000

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - (0.26%)
79,636,000	Banc of America Securities LLC Joint Repurchase Agreement,
	0.21%, 08/03/09, dated 07/31/09, repurchase value of $79,637,394 (collateralized by: U.S. Government agency
	mortgage in a pooled cash account, 5.00%, 03/01/35, total market value $81,228,720)	79,636,000

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – (Identified cost $79,636,000)	79,636,000

	Total Investments – (100.42%) – (Identified cost $25,780,642,735) – (d)	30,313,482,096
	Liabilities Less Other Assets – (0.42%)	(127,758,211)

	Net Assets – (100.00%)	$30,185,723,885

ADR: American Depositary Receipt
*	Non-Income producing security.

DAVIS NEW YORK VENTURE FUND                                                              Schedule of Investments - (Continued)

July 31, 2009

(a)

Affiliated Company. Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the year ended July 31, 2009. The aggregate fair value of the securities of affiliated companies held by the Fund as of July 31, 2009, amounts to $4,382,595,677. Transactions during the period in which the issuers were affiliates are as follows:

Security	Shares/Principal July 31, 2008	Gross Additions	Gross Reductions (2)	Shares/Principal July 31, 2009	Dividend/ Interest Income
CarMax, Inc.	17,407,992	–	4,751,276	12,656,716	$–
China Shipping Development Co. Ltd. - H	62,788,637	6,082,000	188,800	68,681,837	2,715,095
Costco Wholesale Corp. (1)	26,693,299	–	6,302,100	20,391,199	11,577,744
D&B Corp.	5,007,090	–	13,700	4,993,390	6,404,417
H&R Block, Inc.	22,701,524	–	5,352,700	17,348,824	12,257,009
Iron Mountain Inc.	19,222,547	–	52,700	19,169,847	–
Loews Corp.	22,439,359	–	61,500	22,377,859	5,605,996
Martin Marietta Materials, Inc.	4,012,441	–	11,000	4,001,441	6,415,506
Progressive Corp. (Ohio)	39,494,853	–	108,300	39,386,553	–
Sealed Air Corp.	27,114,899	–	74,300	27,040,599	13,006,236
Sealed Air Corp., Sr. Notes, 12.00%, 02/14/14	–	$105,000,000	–	$105,000,000	6,125,000
Sino-Forest Corp.	12,370,150	7,395,310	49,900	19,715,560	–
Sino-Forest Corp., Conv. Sr. Notes, 5.00%, 08/01/13	$61,150,000	–	$168,000	$60,982,000	3,054,817
Transatlantic Holdings, Inc.	6,283,334	200,000	23,700	6,459,634	4,768,361

(1)	Not an affiliate as of July 31, 2009.
(2)	Gross reductions due entirely to in-kind redemption, with the exception of CarMax, Inc., Costco
                    Wholesale Corp., H&R Block, Inc., and Transatlantic Holdings, Inc. See Note 10 of the Notes to
                    Financial Statements.

(b)	Security is partially on loan. See Note 8 of the Notes to Financial Statements.
(c)	Illiquid Security – See Note 9 of the Notes to Financial Statements.
(d)	Aggregate cost for federal income tax purposes is $25,785,901,909. At July 31, 2009 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:
Unrealized appreciation	$7,475,670,281
Unrealized depreciation	(2,948,090,094)
Net unrealized appreciation	$4,527,580,187

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND                                                                    Statement of Assets and Liabilities

At July 31, 2009

ASSETS:
Investments in securities at value* (see accompanying Schedule of Investments):
Unaffiliated companies	$25,851,250,419
Affiliated companies	4,382,595,677
Collateral for securities loaned (Note 8)	79,636,000
Cash	5,598,218
Receivables:
Capital stock sold	35,181,492
Dividends and interest	47,932,070
Investment securities sold	1,590,788
Prepaid expenses	90,735
Total assets	30,403,875,399
LIABILITIES:
Return of collateral for securities loaned (Note 8)	79,636,000
Payables:
Investment securities purchased	62,136,461
Capital stock redeemed	46,374,911
Accrued distribution and service plan fees	7,989,147
Accrued management fee	12,324,989
Other accrued expenses	9,690,006
Total liabilities	218,151,514
NET ASSETS	$30,185,723,885
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$56,158,738
Additional paid-in capital	30,806,603,655
Undistributed net investment income	121,994,830
Accumulated net realized losses from investments and foreign currency transactions	(5,331,781,095)
Net unrealized appreciation on investments and foreign currency transactions	4,532,747,757
Net Assets	$30,185,723,885

*Including:
Cost of unaffiliated companies	$22,247,922,490
Cost of affiliated companies	3,453,084,245
Cost of collateral of securities loaned	79,636,000
Market value of securities on loan	81,734,404

DAVIS NEW YORK VENTURE FUND                                          Statement of Assets and Liabilities – (Continued)

At July 31, 2009

CLASS A SHARES:
Net assets	$18,627,971,434
Shares outstanding	690,264,886
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$26.99
Maximum offering price per share (100/95.25 of $26.99)†	$28.34
CLASS B SHARES:
Net assets	$822,832,902
Shares outstanding	31,837,672
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$25.84
CLASS C SHARES:
Net assets	$4,185,768,606
Shares outstanding	160,813,645
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$26.03
CLASS R SHARES:
Net assets	$766,568,272
Shares outstanding	28,388,229
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$27.00
CLASS Y SHARES:
Net assets	$5,782,582,671
Shares outstanding	211,870,323
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$27.29

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND                                                                                       Statement of Operations

For the year ended July 31, 2009

INVESTMENT INCOME:
Income:
Dividends*:
Unaffiliated companies		$512,277,145
Affiliated companies		62,750,364
Interest:
Unaffiliated companies		28,780,703
Affiliated companies		9,179,817
Net lending fees		445,345
Total income		613,433,374

Expenses:
Management fees (Note 3)	$146,109,597
Custodian fees	3,385,857
Transfer agent fees:
Class A	27,843,034
Class B	2,771,748
Class C	8,063,762
Class R	2,098,650
Class Y	6,052,323
Audit fees	92,400
Legal fees	89,800
Accounting fees (Note 3)	450,000
Reports to shareholders	4,271,159
Directors’ fees and expenses	755,226
Registration and filing fees	600,000
Miscellaneous	546,272
Payments under distribution plan (Note 7):
Class A	44,319,129
Class B	9,530,597
Class C	43,202,308
Class R	3,577,488
Total expenses		303,759,350
Expenses paid indirectly (Note 4)		(289)
	Net expenses	303,759,061
	Net investment income	309,674,313

REALIZED & UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss from:
Investment transactions:
Unaffiliated companies		(4,179,309,518)
Affiliated companies		(55,217,186)
Foreign currency transactions		(275,703)
Net decrease in unrealized appreciation		(5,149,507,802)
Net realized and unrealized loss on investments and foreign currency		(9,384,310,209)
Net decrease in net assets resulting from operations		$(9,074,635,896)

*Net of foreign taxes withheld as follows:
Unaffiliated companies		$6,438,420
Affiliated companies		301,677

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND                                                                Statements of Changes in Net Assets

	Year ended	Year ended
	July 31, 2009	July 31, 2008
OPERATIONS:
Net investment income	$309,674,313	$418,943,008
Net realized gain (loss) from investments and foreign currency transactions	(4,234,802,407)	693,539,475
Net decrease in unrealized appreciation on investments and foreign currency transactions	(5,149,507,802)	(7,443,745,457)
Net decrease in net assets resulting from operations	(9,074,635,896)	(6,331,262,974)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(244,740,721)	(322,958,957)
Class B	(2,556,644)	(6,901,378)
Class C	(13,685,944)	(23,356,318)
Class R	(6,207,582)	(6,298,379)
Class Y	(95,825,357)	(99,426,504)

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 5):
Class A	(1,693,227,167)	465,553,536
Class B	(398,760,991)	(1,145,899,571)
Class C	(804,030,882)	(262,643,326)
Class R	41,236,935	311,292,114
Class Y	171,197,105	1,727,437,328
Total decrease in net assets	(12,121,237,144)	(5,694,464,429)

NET ASSETS:
Beginning of year	42,306,961,029	48,001,425,458
End of year*	$30,185,723,885	$42,306,961,029

*Including undistributed net investment income of	$121,994,830	$175,613,343

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND                                                                             Notes to Financial Statements

July 31, 2009

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a separate series of Davis New York Venture Fund, Inc. (a Maryland corporation). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund’s investment objective is long-term growth of capital. The Fund offers shares in five classes, Class A, Class B, Class C, Class R, and Class Y. The Class A shares are sold with a front-end sales charge and the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class R and Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class R shares generally are available only to retirement and benefit plans. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class’s distribution arrangement), liquidation, and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges) are valued at the last reported sales price on the day of valuation. Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Fund’s investment adviser, identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. These valuation procedures are reviewed and subject to approval by the Board of Directors.

Fair Value Measurements - The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective August 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. FAS 157 established a three-tier hierarchy for measuring fair value of assets and liabilities. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, payment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

DAVIS NEW YORK VENTURE FUND                                                   Notes to Financial Statements – (Continued)

July 31, 2009

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements – (Continued)

The following is a summary of the inputs used as of July 31, 2009 in valuing the Fund’s investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Equity securities:
Consumer discretionary	$2,823,537,901	$–	$–	$2,823,537,901
Consumer staples	3,519,285,924	–	–	3,519,285,924
Energy	4,322,347,338	–	–	4,322,347,338
Financials	8,294,560,176	–	–	8,294,560,176
Health care	2,881,767,984	–	–	2,881,767,984
Industrials	2,111,307,561	–	–	2,111,307,561
Information technology	3,084,426,063	–	–	3,084,426,063
Materials	1,798,935,762	–	–	1,798,935,762
Utilities	108,942,662	–	–	108,942,662
Convertible debt securities	–	155,318,260	–	155,318,260
Corporate debt securities	–	313,791,465	–	313,791,465
Short-term securities	–	899,261,000	–	899,261,000
Total	$28,945,111,371	$1,368,370,725	$–	$30,313,482,096

Master Repurchase Agreements - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency- The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the Statement of Operations.

DAVIS NEW YORK VENTURE FUND                                                   Notes to Financial Statements – (Continued)

July 31, 2009

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Federal Income Taxes- It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of July 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state (Arizona and Maryland) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2006. At July 31, 2009, the Fund had available for federal income tax purposes unused capital loss carryforwards and post October 2008 capital losses as follows:

	Capital Loss Carryforwards	Post October 2008 Capital Losses
Expiring
07/31/2011	$71,238,000	$–
07/31/2012	435,021,000	–
07/31/2013	243,098,000	–
07/31/2014	376,146,000	–
07/31/2015	–	–
07/31/2016	–	–
07/31/2017	1,140,850,000	–
07/31/2018	–	3,060,286,000
	$2,266,353,000	$3,060,286,000

Securities Transactions and Related Investment Income- Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, wash sales, and commission repayments. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. Accordingly, during the year ended July 31, 2009, amounts have been reclassified to reflect a decrease to undistributed net investment income of $276,578, a decrease to accumulated net realized losses from investments and foreign currency transactions of $28,035,958, and a decrease to additional paid in capital of $27,759,380. Net assets have not been affected by this reclassification.

The tax character of distributions paid during the years ended July 31, 2009 and 2008 were as follows:

	2009	2008
Ordinary income	$363,016,248	$458,941,536

As of July 31, 2009, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed net investment income	$122,111,336
Accumulated net realized losses from investments and
foreign currency transactions	(5,326,638,427)
Net unrealized appreciation on investments	4,527,488,583
Total	$(677,038,508)

DAVIS NEW YORK VENTURE FUND                                                   Notes to Financial Statements – (Continued)

July 31, 2009

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Indemnification - Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements- In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

Purchases and sales of investment securities (excluding short-term securities) for the year ended July 31, 2009 were $4,319,058,746 and $6,851,838,077, respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Advisory fees are paid monthly to the Adviser. Prior to July 1, 2009 the annual rate was 0.75% of the average net assets for the first $250 million, 0.65% on the next $250 million, 0.55% on the next $2.5 billion, 0.54% on the next $1 billion, 0.53% on the next $1 billion, 0.52% on the next $1 billion, 0.51% on the next $1 billion, 0.50% on the next $3 billion, 0.485% on the next $8 billion, 0.47% on the next $7 billion, 0.455% on the next $8 billion, 0.44% on the next $7 billion, 0.425% on the next $8 billion, 0.41% on the next $7 billion, and 0.395% of the average net assets in excess of $55 billion. Effective July 1, 2009, the Adviser reduced the advisory fee breakpoints above 0.55%. As a result, the new annual rate is 0.55% of the average net assets for the first $3 billion. Advisory fees paid for the year ended July 31, 2009 approximated 0.49% of the average net assets.

Boston Financial Data Services, Inc. (“BFDS”) is the Fund’s primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser for these services for the year ended July 31, 2009 amounted to $2,015,146. State Street Bank and Trust Company (“State Street Bank”) is the Fund’s primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Fund’s custodian. The Adviser is also paid for certain accounting services. The fee paid to the Adviser for these services for the year ended July 31, 2009 amounted to $450,000. Certain directors and officers of the Fund are also directors and officers of the general partner of the Adviser.

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

NOTE 4 - EXPENSES PAID INDIRECTLY

Under an agreement with State Street Bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $289 during the year ended July 31, 2009.

DAVIS NEW YORK VENTURE FUND                                                   Notes to Financial Statements – (Continued)

July 31, 2009

NOTE 5 - CAPITAL STOCK

At July 31, 2009, there were 3.5 billion shares of capital stock ($0.05 par value per share) authorized for Davis New York Venture Fund, Inc., of which 2.225 billion shares are classified as Davis New York Venture Fund.Transactions in capital stock were as follows:

Class A	Year ended		Year ended
	July 31, 2009		July 31, 2008
	Shares	Amount	Shares	Amount
Shares sold	158,111,143	$3,899,760,367	177,093,817	$6,811,265,619
Shares issued in reinvestment
of distributions	10,517,110	223,594,083	7,528,730	302,657,916
	168,628,253	4,123,354,450	184,622,547	7,113,923,535
Shares redeemed*	(236,983,315)	(5,816,581,617)	(174,756,179)	(6,648,369,999)
Net increase (decrease)	(68,355,062)	$(1,693,227,167)	9,866,368	$465,553,536

* Amounts for the years ended July 31, 2009 and 2008 include a redemption as a result of an in-kind transfer of securities (See Note 10 of the Notes to Financial Statements).

Class B	Year ended		Year ended
	July 31, 2009		July 31, 2008
	Shares	Amount	Shares	Amount
Shares sold	2,766,390	$65,837,512	3,742,525	$138,402,421
Shares issued in reinvestment
of distributions	114,810	2,352,474	163,199	6,292,937
	2,881,200	68,189,986	3,905,724	144,695,358
Shares redeemed	(19,372,889)	(466,950,977)	(34,866,195)	(1,290,594,929)
Net decrease	(16,491,689)	$(398,760,991)	(30,960,471)	$(1,145,899,571)

Class C	Year ended		Year ended
	July 31, 2009		July 31, 2008
	Shares	Amount	Shares	Amount
Shares sold	17,063,688	$413,408,255	25,066,238	$930,894,637
Shares issued in reinvestment
of distributions	616,894	12,720,365	557,013	21,617,886
	17,680,582	426,128,620	25,623,251	952,512,523
Shares redeemed	(52,396,148)	(1,230,159,502)	(33,061,398)	(1,215,155,849)
Net decrease	(34,715,566)	$(804,030,882)	(7,438,147)	$(262,643,326)
Class R	Year ended		Year ended
	July 31, 2009		July 31, 2008
	Shares	Amount	Shares	Amount
Shares sold	13,148,627	$327,668,523	15,515,281	$595,457,703
Shares issued in reinvestment
of distributions	290,852	6,203,883	156,368	6,295,387
	13,439,479	333,872,406	15,671,649	601,753,090
Shares redeemed	(11,856,319)	(292,635,471)	(7,526,641)	(290,460,976)
Net increase	1,583,160	$41,236,935	8,145,008	$311,292,114

DAVIS NEW YORK VENTURE FUND                                                   Notes to Financial Statements – (Continued)

July 31, 2009

NOTE 5 - CAPITAL STOCK – (CONTINUED)

Class Y	Year ended		Year ended
	July 31, 2009		July 31, 2008
	Shares	Amount	Shares	Amount
Shares sold	71,440,990	$1,898,058,986	82,299,744	$3,217,300,214
Shares issued in reinvestment
of distributions	3,251,847	69,784,659	1,851,204	75,232,924
	74,692,837	1,967,843,645	84,150,948	3,292,533,138
Shares redeemed	(73,856,833)	(1,796,646,540)	(40,497,724)	(1,565,095,810)
Net increase	836,004	$171,197,105	43,653,224	$1,727,437,328

NOTE 6 - BANK BORROWINGS

The Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the overnight Federal Funds Rate plus 0.75%. The Fund had no borrowings during the year ended July 31, 2009.

NOTE 7 - DISTRIBUTION AND UNDERWRITING FEES

Class A Shares- Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value.

During the year ended July 31, 2009, Davis Distributors, LLC, the Fund’s Underwriter (“Underwriter” or “Distributor”) received $6,109,988 from commissions earned on sales of Class A shares of the Fund, of which $919,423 was retained by the Underwriter and the remaining $5,190,565 was re-allowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Fund’s registration statement, sales literature, and other expenses assumed or incurred by it in connection with such sales.

The Underwriter is reimbursed for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 1/4 of 1.00% of the average net assets maintained by the responsible dealers. The service fee for Class A shares of the Fund for the year ended July 31, 2009 was $44,319,129.

Class B Shares - Class B shares of the Fund are sold at net asset value and are redeemed at net asset value. A contingent deferred sales charge may be assessed on shares redeemed within six years of purchase.

The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund’s Class B shares. Payments under the Class B Distribution Plan are limited to an annual rate equal to the lesser of 1.25% of the average daily net asset value of the Class B shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc. (“FINRA”), which currently is 1.00%. Therefore, the effective rate of the Class B Distribution Plan is currently 1.00%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The FINRA rule also limits the aggregate amount the Fund may pay for distribution to 6.25% of gross Fund sales since inception of the Distribution Plan, plus interest at 1.00% over the prime rate on unpaid amounts.

During the year ended July 31, 2009, Class B shares of the Fund made distribution plan payments, which included distribution fees of $7,169,994 and service fees of $2,360,603.

Commission advances by the Distributor during the year ended July 31, 2009 on the sale of Class B shares of the Fund amounted to $1,189,149, all of which was re-allowed to qualified selling dealers.

DAVIS NEW YORK VENTURE FUND                                                   Notes to Financial Statements – (Continued)

July 31, 2009

NOTE 7 - DISTRIBUTION AND UNDERWRITING FEES – (CONTINUED)

Class B Shares -(Continued)

The Distributor intends to seek payment from Class B shares of the Fund in the amount of $364,248,568, representing 6.25% of gross Fund sales of Class B shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4.00% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the year ended July 31, 2009, the Distributor received $2,320,644 in contingent deferred sales charges from Class B shares of the Fund.

Class C Shares - Class C shares of the Fund are sold at net asset value and are redeemed at net asset value. A contingent deferred sales charge may be assessed on shares redeemed within the first year of purchase.

The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund’s Class C shares. Payments under the Class C Distribution Plan are limited to an annual rate equal to the lesser of 1.25% of the average daily net asset value of the Class C shares or the maximum amount provided by applicable rule or regulation of the FINRA, which currently is 1.00%. Therefore, the effective rate of the Class C Distribution Plan is currently 1.00%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. Class C shares are subject to the same 6.25% and 1.00% limitations applicable to the Class B Distribution Plan.

During the year ended July 31, 2009, Class C shares of the Fund made distribution plan payments, which included distribution fees of $32,401,731 and service fees of $10,800,577.

Commission advances by the Distributor during the year ended July 31, 2009 on the sale of Class C shares of the Fund amounted to $3,047,938, all of which was re-allowed to qualified selling dealers.

The Distributor intends to seek payment from Class C shares of the Fund in the amount of $603,686,063, representing 6.25% of gross Fund sales of Class C shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

A contingent deferred sales charge of 1.00% is imposed upon the redemption of certain Class C shares of the Fund within the first year of the original purchase. During the year ended July 31, 2009, the Distributor received $631,310 in contingent deferred sales charges from Class C shares of the Fund.

Class R Shares- Class R shares of the Fund are sold and redeemed at net asset value. Payments under the Class R Distribution Plan are limited to an annual rate of 0.75% of the average daily net asset value of the Class R shares or the maximum amount provided by applicable rule or regulation of the FINRA, which currently is 1.00%. The effective rate of the Class R Distribution Plan is currently 0.50%, of which 0.25% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. Class R shares are subject to the same 6.25% and 1.00% limitations applicable to the Class B Distribution Plan.

During the year ended July 31, 2009, Class R shares of the Fund made distribution plan payments, which included distribution fees of $1,788,744 and service fees of $1,788,744.

The Distributor intends to seek payment from Class R shares of the Fund in the amount of $122,761,136, representing 6.25% of gross Fund sales of Class R shares, plus interest, reduced by cumulative distribution fees paid by the Fund. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

DAVIS NEW YORK VENTURE FUND                                                   Notes to Financial Statements – (Continued)

July 31, 2009

NOTE 8 - SECURITIES LOANED

The Fund has entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Fund receives fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal to the value of the securities loaned. As of July 31, 2009, the Fund had on loan securities valued at $81,734,404; cash of $79,636,000 was received as collateral for the loans. The Fund bears the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment. The shortfall in collateral at July 31, 2009 resulted from an increase in value of securities on loan and was satisfied by the securities lending agent on the next business day.

NOTE 9 - ILLIQUID SECURITIES

Securities may be considered illiquid if they lack a readily available market or if valuation has not changed for a certain period of time. The aggregate value of illiquid securities in the Fund amounted to $402,505,525 or 1.33% of the Fund’s net assets as of July 31, 2009. Information regarding illiquid securities is as follows:

Security	Acquisition Date	Principal	Units	Cost per Unit	Valuation per Unit as of July 31, 2009

Harley-Davidson, Inc., Sr. Notes, 15.00%, 02/01/14	02/03/09	$183,000,000	1,830,000	$100.00	$112.98

Level 3 Communications, Inc., Conv. Sr. Notes, 15.00%, 01/15/13	12/23/08	$29,918,000	299,180	$100.00	$109.00

Sealed Air Corp., Sr. Notes, 12.00%, 02/14/14	01/26/09	$105,000,000	1,050,000	$100.00	$101.94

Sino-Forest Corp., Conv. Sr. Notes, 5.00%, 08/01/13	07/17/08	$60,982,000	609,820	$100.00	$92.00

NOTE 10 - IN-KIND REDEMPTION

During the years ended July 31, 2009 and 2008, shareholders redeemed 2,993,643 and 1,867,995 shares, respectively, in exchange for Fund portfolio securities valued at $66,488,814 and $76,158,159, respectively. The Fund realized a gain (loss) of $(27,759,380) and $10,757,560 for the years ended July 31, 2009 and 2008, respectively. This gain (loss) is not taxable to the Fund for federal income tax purposes.

NOTE 11 - SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to July 31, 2009 and through September 23, 2009, the date the Fund’s financial statements were available for issuance, which require adjustments and/or additional disclosure in the Fund’s financial statements.

DAVIS NEW YORK VENTURE FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:
Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income[d]	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis New York Venture Fund Class A:
Year ended July 31, 2009	$34.31	$0.29	$(7.27)	$(6.98)
Year ended July 31, 2008	$39.75	$0.39	$(5.40)	$(5.01)
Year ended July 31, 2007	$35.11	$0.37	$4.54	$4.91
Year ended July 31, 2006	$32.13	$0.27	$2.98	$3.25
Year ended July 31, 2005	$27.83	$0.30	$4.23	$4.53
Davis New York Venture Fund Class B:
Year ended July 31, 2009	$32.74	$0.06	$(6.90)	$(6.84)
Year ended July 31, 2008	$37.93	$0.09	$(5.18)	$(5.09)
Year ended July 31, 2007	$33.53	$0.05	$4.35	$4.40
Year ended July 31, 2006	$30.69	$–[e]	$2.85	$2.85
Year ended July 31, 2005	$26.60	$0.05	$4.04	$4.09
Davis New York Venture Fund Class C:
Year ended July 31, 2009	$32.96	$0.09	$(6.94)	$(6.85)
Year ended July 31, 2008	$38.18	$0.09	$(5.19)	$(5.10)
Year ended July 31, 2007	$33.74	$0.07	$4.37	$4.44
Year ended July 31, 2006	$30.89	$0.01	$2.86	$2.87
Year ended July 31, 2005	$26.77	$0.05	$4.08	$4.13
Davis New York Venture Fund Class R:
Year ended July 31, 2009	$34.28	$0.18	$(7.24)	$(7.06)
Year ended July 31, 2008	$39.73	$0.25	$(5.40)	$(5.15)
Year ended July 31, 2007	$35.10	$0.26	$4.54	$4.80
Year ended July 31, 2006	$32.13	$0.17	$2.99	$3.16
Year ended July 31, 2005	$27.83	$0.23	$4.23	$4.46
Davis New York Venture Fund Class Y:
Year ended July 31, 2009	$34.75	$0.36	$(7.39)	$(7.03)
Year ended July 31, 2008	$40.26	$0.49	$(5.46)	$(4.97)
Year ended July 31, 2007	$35.54	$0.48	$4.60	$5.08
Year ended July 31, 2006	$32.53	$0.35	$3.03	$3.38
Year ended July 31, 2005	$28.18	$0.40	$4.28	$4.68

[a]

Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

[b]	The ratios in this column reflect the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.
[c]

The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

Financial Highlights
Dividends and Distributions Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in millions)	Gross Expense Ratio	Net Expense Ratio[b]	Net Investment Income Ratio	Portfolio Turnover[c]

$(0.34)	$–	$–	$(0.34)	$26.99	(20.08)%	$18,628	0.92%	0.92%	1.14%	15%
$(0.43)	$–	$–	$(0.43)	$34.31	(12.77)%	$26,029	0.85%	0.85%	1.01%	16%
$(0.27)	$–	$–	$(0.27)	$39.75	14.03%	$29,764	0.85%	0.85%	0.95%	5%
$(0.27)	$–	$–	$(0.27)	$35.11	10.15%	$22,809	0.88%	0.87%	0.79%	6%
$(0.23)	$–	$–	$(0.23)	$32.13	16.34%	$17,508	0.89%	0.89%	0.98%	3%

$(0.06)	$–	$–	$(0.06)	$25.84	(20.84)%	$823	1.81%	1.81%	0.25%	15%
$(0.10)	$–	$–	$(0.10)	$32.74	(13.45)%	$1,582	1.66%	1.66%	0.20%	16%
$–[e]	$–	$–	$–[e]	$37.93	13.13%	$3,007	1.65%	1.65%	0.15%	5%
$(0.01)	$–	$–	$(0.01)	$33.53	9.30%	$4,154	1.66%	1.65%	0.01%	6%
$–[e]	$–	$–	$–[e]	$30.69	15.38%	$5,223	1.69%	1.69%	0.18%	3%

$(0.08)	$–	$–	$(0.08)	$26.03	(20.74)%	$4,186	1.71%	1.71%	0.35%	15%
$(0.12)	$–	$–	$(0.12)	$32.96	(13.41)%	$6,444	1.61%	1.61%	0.25%	16%
$–[e]	$–	$–	$–[e]	$38.18	13.17%	$7,750	1.62%	1.62%	0.18%	5%
$(0.02)	$–	$–	$(0.02)	$33.74	9.29%	$6,230	1.65%	1.64%	0.02%	6%
$(0.01)	$–	$–	$(0.01)	$30.89	15.42%	$4,998	1.68%	1.68%	0.19%	3%

$(0.22)	$–	$–	$(0.22)	$27.00	(20.42)%	$767	1.32%	1.32%	0.74%	15%
$(0.30)	$–	$–	$(0.30)	$34.28	(13.06)%	$919	1.19%	1.19%	0.67%	16%
$(0.17)	$–	$–	$(0.17)	$39.73	13.70%	$741	1.17%	1.17%	0.63%	5%
$(0.19)	$–	$–	$(0.19)	$35.10	9.86%	$375	1.15%	1.15%	0.51%	6%
$(0.16)	$–	$–	$(0.16)	$32.13	16.04%	$96	1.15%	1.15%	0.72%	3%

$(0.43)	$–	$–	$(0.43)	$27.29	(19.88)%	$5,783	0.63%	0.63%	1.43%	15%
$(0.54)	$–	$–	$(0.54)	$34.75	(12.53)%	$7,333	0.59%	0.59%	1.27%	16%
$(0.36)	$–	$–	$(0.36)	$40.26	14.34%	$6,739	0.59%	0.59%	1.21%	5%
$(0.37)	$–	$–	$(0.37)	$35.54	10.44%	$4,166	0.62%	0.62%	1.04%	6%
$(0.33)	$–	$–	$(0.33)	$32.53	16.68%	$2,444	0.58%	0.58%	1.29%	3%

[d]	Per share calculations were based on average shares outstanding for the period.
[e]	Less than $0.005 per share.
See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND                          Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

of Davis New York Venture Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Davis New York Venture Fund (a series of Davis New York Venture Fund, Inc.), including the schedule of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis New York Venture Fund as of July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 23, 2009

DAVIS NEW YORK VENTURE FUND                                                                                                   Fund Information

Federal Income Tax Information (Unaudited)

In early 2010, shareholders will receive information regarding all dividends and distributions paid to them by the Funds during calendar year 2009. Regulations of the U.S. Treasury Department require the Funds to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2009 with their 2009 Form 1099-DIV.

The information is presented to assist shareholders in reporting distributions received from the Funds to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

During the fiscal year 2009, $363,016,248 of dividends paid by the Fund constituted income dividends for federal income tax purposes. The Fund designates $363,016,248 or 100% as income qualifying for the corporate dividends-received deduction.

For the fiscal year 2009, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates $363,016,248 or 100 % as qualified dividend income.

Portfolio Proxy Voting Policies and Procedures

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279, (ii) on the Fund’s website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279, (ii) on the Fund’s website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling 1-800-279-0279 or on the Fund’s website at www.davisfunds.com or on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DAVIS NEW YORK VENTURE FUND                                                     Director Approval of Advisory Agreements

Process of Annual Review

The Board of Directors of the Davis Funds oversees the management of each Davis Fund and, as required by law, determines annually whether to approve the continuance of each Davis Fund’s advisory agreement with Davis Selected Advisers, L.P. and sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly “Davis Advisors” and “Advisory Agreements”).

As a part of this process the Independent Directors, with the assistance of counsel for the Independent Directors, prepared questions submitted to Davis Advisors in anticipation of the annual contract review. The Independent Directors were provided with responsive background material (including recent investment performance data), and their counsel provided guidance, prior to a separate contract review meeting held in March 2009 where the Independent Directors reviewed and evaluated all information which they deemed reasonably necessary in the circumstances. Upon completion of this review, the Independent Directors found that the terms of the Advisory Agreements are fair and reasonable and that continuation of the Advisory Agreements was in the best interest of Davis New York Venture Fund and its shareholders.

Reasons the Independent Directors Approved Continuation of the Advisory Agreements

The Independent Directors’ determinations were based upon a comprehensive consideration of all information provided to the Independent Directors and were not the result of any single factor. The following facts and conclusions were important, but not exclusive, in the Independent Directors’ recommendation to renew the Advisory Agreements.

The Independent Directors considered not only the investment performance of the Fund, but also the full range and quality of services provided by Davis Advisors to the Fund and its shareholders, including whether it:

1.	Achieves satisfactory investment results over the long-term after all costs;
2.

Handles shareholder transactions, inquiries, requests, and records efficiently and effectively, and provides quality accounting, legal, and compliance services, and oversight of third party service providers; and

3.	Fosters healthy investor behavior.

Davis Advisors is reimbursed a portion of its costs in providing some, but not all, of these services.

A shareholder’s ultimate return is the product of a fund’s results as well as the shareholder’s behavior, specifically in selecting when to invest or redeem. The Independent Directors concluded that through its actions and communications, Davis Advisors has attempted to have a meaningful, positive impact on investor behavior.

Davis Advisors and members of the Davis family are some of the largest shareholders in the Davis Funds. The Independent Directors concluded that this investment tends to align Davis Advisors’ and the Davis family’s interests with other shareholders, as they face the same risks, pay the same fees, and are highly motivated to achieve satisfactory long-term returns. In addition, the Independent Directors concluded that significant investments by Davis Advisors and the Davis family has contributed to the economies of scale which have lowered fees and expenses for Davis Funds’ shareholders over time.

The Independent Directors noted the importance of reviewing quantitative measures, but also recognized that qualitative factors are also important in assessing whether Davis Fund shareholders are likely to be well served by the renewal of the Advisory Agreements. They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that while such measures and data may be informative, the judgment of the Independent Directors must take many factors, including those listed below, into consideration in representing the shareholders of the Davis Funds. In connection with reviewing comparative performance information, the Independent Directors generally give weight to longer-term measurements.

The Independent Directors expect Davis Advisors to employ a disciplined, company-specific, research-driven, businesslike, long-term investment philosophy.

The Independent Directors recognized Davis Advisors’ (a) efforts to minimize transaction costs by generally having a long-term time horizon and low portfolio turnover; (b) focus on tax efficiency; (c) record of generally producing satisfactory after-tax results over longer-term periods; (d) efforts towards fostering healthy investor behavior by, among other things, providing informative and substantial educational material; and (e) efforts to promote shareholder interests by actively speaking out on corporate governance issues.

DAVIS NEW YORK VENTURE FUND                            Director Approval of Advisory Agreements – (Continued)

Reasons the Independent Directors Approved Continuation of the Advisory Agreements – (Continued)

The Independent Directors reviewed (a) comparative fee and expense information for other funds, as selected and analyzed by a nationally recognized independent service provider; (b) information regarding fees charged by Davis Advisors to other advisory clients, including funds which it sub-advises and private accounts, as well as the differences in the services provided to such other clients; and (c) the fee schedules and breakpoints of the Fund, including an assessment of competitive fee schedules.

The Independent Directors reviewed the management fee schedule for Davis New York Venture Fund and the profitability of the Fund to Davis Advisors, the extent to which economies of scale might be realized if the Fund’s net assets increased, and whether the fee schedule reflected those potential economies of scale. The Independent Directors considered the nature, quality and extent of the services being provided to the Fund and the costs incurred by Davis Advisors in providing such services. The Independent Directors considered various potential benefits that Davis Advisors may receive in connection with the services it provides under the Advisory Agreements with the Fund, including a review of portfolio brokerage practices. The Independent Directors noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for third-party research services.

The Independent Directors noted that Davis New York Venture Fund had under-performed its benchmark, the Standard & Poor’s 500® Index, over the one-, three-, and five-year time periods, and out-performed in the ten-year time period, all ended February 28, 2009. A report produced by an independent service provider indicated that the Fund under-performed its peer group over the one- and three-year time periods, and out-performed in the five- and ten-year time periods, all ended December 31, 2008. The Independent Directors noted that the Fund out-performed the S&P 500® Index in 28 of the 35 rolling five calendar year time frames ended December 31, 1974 through December 31, 2008, and in all 30 rolling ten calendar year time frames ended December 31, 1979 through December 31, 2008. The Independent Directors noted that the Fund out-performed its peer group in 32 of the 35 rolling five calendar year time frames, and in 29 of the 30 rolling ten calendar year time frames.

The Independent Directors considered the management fee and total expense ratios for Davis New York Venture Fund. Both ratios were lower than the average ratios of its peer group as determined by an independent service provider.

Approval of Advisory Agreements

The Independent Directors concluded that Davis Advisors had provided Davis New York Venture Fund and its shareholders a reasonable level of both investment and non-investment services. The Independent Directors further concluded that shareholders have received a significant benefit from Davis Advisors’ shareholder-oriented approach, as well as the execution of its investment discipline.

The Independent Directors determined that the advisory fee for Davis New York Venture Fund was reasonable in light of the nature, quality and extent of the services being provided to the Fund, the costs incurred by Davis Advisors in providing such service, and in comparison to the range of the average advisory fees of its peer group as determined by an independent service provider. The Independent Directors found that the terms of the Advisory Agreements are fair and reasonable and that continuation of the Advisory Agreements is in the best interest of the Fund and its shareholders. The Independent Directors and the full Board of Directors therefore voted to continue the Advisory Agreements.

Important Developments Following Approval of the Advisory Agreements

In the June 2009 Board of Directors’ meeting, Davis Advisors notified the Directors that it was voluntarily reducing the management fee of Davis New York Venture Fund by lowering the fee of 75 basis points on the first $250 million of assets and 65 basis points on the next $250 million of assets to 55 basis points effective July 1, 2009.

DAVIS NEW YORK VENTURE FUND                                                                                   Directors and Officers

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until their retirement, resignation, death or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74).

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Marc P. Blum (09/09/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (law firm).	13	Director, Legg Mason Investment Counsel & Trust Company N.A. (asset management company) and Rodney Trust Company (Delaware).

John S. Gates, Jr. (08/02/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC, a private investment company (beginning in 2006); Co-founder of Centerpoint Properties Trust (a REIT); Co-chairman and Chief Executive Officer for 22 years (until 2006).	13	Director, DCT Industrial Trust (a REIT).

Thomas S. Gayner (12/16/61)	Director	Director since 2004	Executive Vice President and Chief Investment Officer, Markel Corporation (insurance company).	13	Director, First Market Bank; Director, Washington Post Co. (newspaper publisher); Director, Colfax Corp. (engineering and manufacturer of pumps and fluid handling equipment).

G. Bernard Hamilton (03/18/37)	Director	Director since 1978	Managing General Partner, Avanti Partners, L.P. (investment partnership), retired 2005.	13	none

Samuel H. Iapalucci (07/19/52)	Director	Director since 2006	Former Executive Vice President and Chief Financial Officer, CH2M-Hill, Inc. (engineering).	13	none

Robert P. Morgenthau (03/22/57)	Director	Director since 2002	Chairman, NorthRoad Capital Management, LLC (an investment management firm) since June 2002.	13	none

Christian R. Sonne (05/06/36)	Director	Director since 1990	General Partner, Tuxedo Park Associates (land holding and development firm).	13	none

Marsha Williams (03/28/51)	Director	Director since 1999	Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-services provider) since 2007; former Executive Vice President and Chief Financial Officer, Equity Office Properties Trust (a REIT).	13

Director, Modine Manufacturing, Inc. (heat transfer technology); Director, Chicago Bridge & Iron Company, N.V. (industrial construction and engineering); Director, Fifth Third Bancorp (diversified financial services).

DAVIS NEW YORK VENTURE FUND                                                                Directors and Officers – (Continued)

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Inside Directors*

Jeremy H. Biggs (08/16/35)	Director/ Chairman	Director since 1994	Vice Chairman, Member of the Audit Committee and Member of the International Investment Committee, former Chief Investment Officer (1980 through 2005), all for Fiduciary Trust Company International (money management firm); Consultant to Davis Selected Advisers, L.P.	13	none

Christopher C. Davis (07/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	10

Director, Davis Variable Account Fund, Inc. (consisting of three portfolios); Director, the Selected Funds (consisting of three portfolios) since 1998; Director, Washington Post Co. (newspaper publisher).

*    Jeremy H. Biggs and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940.

DAVIS NEW YORK VENTURE FUND                                                                Directors and Officers – (Continued)

Officers

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Inside Directors.

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). President or Vice President of each of the Davis Funds (consisting of 13 portfolios) and Selected Funds (consisting of three portfolios); President, Davis Selected Advisers, L.P., serves as an executive officer in certain companies affiliated with the Adviser; Director of Davis Series, Inc. (consisting of six portfolios) and the Selected Funds (consisting of three portfolios).

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Davis Funds officer since 1997). Vice President, Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Thomas D. Tays (born 03/07/57, Davis Funds officer since 1997). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Arthur Don (born 09/24/53, Davis Funds officer since 1991). Assistant Secretary (for clerical purposes only) of each of the Davis Funds and Selected Funds; Shareholder, Greenberg Traurig, LLP (a law firm); counsel to the Independent Directors and the Davis Funds.

DAVIS NEW YORK VENTURE FUND

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street, Suite 2700
Denver, Colorado 80202

For more information about Davis New York Venture Fund, including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge upon request by calling 1-800-279-0279 and on the Fund’s website at www.davisfunds.com. Quarterly Fact sheets are available on the Fund’s website at www.davisfunds.com.

DAVIS RESEARCH FUND	Table of Contents

Management’s Discussion and Analysis	2

Fund Overview	4

Portfolio Activity	5

Fund Performance	7

Schedule of Investments	11

Statement of Assets and Liabilities	14

Statement of Operations	15

Statements of Changes in Net Assets	16

Notes to Financial Statements	17

Financial Highlights	24

Report of Independent Registered Public Accounting Firm	27

Fund Information	28

Director Approval of Advisory Agreements	29

Directors and Officers	31

DAVIS RESEARCH FUND                                                                              Management’s Discussion and Analysis

Performance Overview

Davis Research Fund’s Class A shares delivered a negative return on net asset value of 17.86% for the year ended July 31, 20091. Over the same time period, the Standard & Poor’s 500® Index2 (“Index”) declined 19.96%. The sectors3 within the Index that turned in the weakest performance over the year were financials, industrials, and energy. The sectors that turned in the strongest (but still negative) performance over the year were consumer staples, consumer discretionary, and information technology.

Factors Impacting the Fund’s Performance

Material companies were the most important detractors4 from performance. The Fund’s material companies under-performed the corresponding sector within the Index (down 43% versus down 28% for the Index) and a higher relative average weighting (6% versus 3% for the Index) also detracted from performance. Rio Tinto5, Companhia Vale do Rio Doce, and Monsanto were among the most important detractors from performance. The Fund no longer owns Rio Tinto, Companhia Vale do Rio Doce, or Monsanto.

The second largest detractor from performance was consumer discretionary companies. The Fund’s consumer discretionary companies under-performed the corresponding sector within the Index (down 15% versus down 9% for the Index) and had a higher relative average weighting (14% versus 9% for the Index). CarMax and Liberty Media - Entertainment were among the most important contributors to performance. Lagardere, Comcast, and WPP Group were among the most important detractors from performance. The Fund no longer owns Lagardere, Comcast, or WPP Group.

The Fund had more invested in information technology companies than in any other sector over the year (32% versus 17% for the Index) and they were the most important contributor to performance. Texas Instruments, SAP AG, Cisco Systems, and Hewlett-Packard were among the most important contributors to performance. Dell was among the most important detractors from performance. The Fund no longer owns Dell.

Strong stock selection among health care companies (up 11% versus down 11% for the Index) and being underweight in the weak financial sector (9% versus 13% for the Index) contributed to performance. Two health care companies, Schering-Plough and UnitedHealth Group, and one financial company, Wells Fargo, were among the most important contributors to performance. The Fund no longer owns Schering-Plough.

The Fund ended the year with approximately 13% of its net assets invested in foreign companies. As a whole, these companies under-performed the domestic companies held by the Fund.

____________________________________

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Research Fund prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.

Davis Research Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. The primary risks of an investment in Davis Research Fund are: (1) market risk, (2) company risk, (3) foreign country risk, (4) medium-capitalization risk, (5) focused portfolio risk, (6) headline risk, and (7) selection risk. See the prospectus for a full description of each risk.

Class A, B, and C shares of Davis Research Fund have been registered with the Securities and Exchange Commission and, as of the date of this report, in selected states where eligible investors are residents. Shares of Davis Research Fund currently are not available for public sale in any other state or jurisdiction. Currently, only the directors, officers and employees of the Fund or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) are eligible to purchase Fund shares. The Adviser reserves the right to reject any offer to purchase shares.

2

DAVIS RESEARCH FUND                                                     Management’s Discussion and Analysis – (Continued)

1      Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor’s shares may be worth more or less than when purchased. The total annual operating expense ratio for Davis Research Fund’s Class A shares for the year ended July 31, 2009 was 0.97%. The operating expense ratio may vary in future years. Below are the average annual total returns for the periods ended July 31, 2009:

	1-Year	5-Year	Since Fund’s Inception (10/31/01)
Davis Research Fund A without sales charge	(17.86)%	1.73%	2.68%
Davis Research Fund A with 4.75% sales charge	(21.74)%	0.75%	2.03%
Standard & Poor’s 500® Index	(19.96)%	(0.14)%	1.01%

Fund performance changes over time and current performance may be higher or lower than stated. Returns and expense ratios for other classes of shares will vary from the above returns and expense ratio. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

2      The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.

3      The companies included in the Standard & Poor’s 500® Index are divided into ten sectors. One or more industry groups make up a sector.

4      A company’s or sector’s contribution to or detraction from the Fund’s performance is a product of both its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

5      This Management Discussion and Analysis discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

Shares of the Davis Research Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

3

DAVIS RESEARCH FUND                                                                                                                            Fund Overview

At July 31, 2009

Portfolio Composition		Industry Weightings
(% of Fund’s Net Assets)		(% of Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	72.10%	Information Technology	45.59%	18.72%
Common Stock (Foreign)	12.80%	Capital Goods	7.72%	7.22%
Short Term Investments	15.17%	Health Care	7.67%	13.73%
Other Assets & Liabilities	(0.07)%	Diversified Financials	7.53%	7.61%
	100.00%	Media	5.75%	2.56%
		Retailing	5.75%	3.28%
		Commercial & Professional Services	4.19%	0.67%
		Food & Staples Retailing	2.76%	2.94%
		Transportation	2.41%	2.09%
		Insurance	2.38%	2.43%
		Energy	1.90%	12.04%
		Utilities	1.83%	3.94%
		Food, Beverage & Tobacco	1.76%	5.99%
		Banks	1.48%	2.79%
		Other	1.28%	13.99%
			100.00%	100.00%

Top 10 Holdings

(% of Fund’s Net Assets)

Cisco Systems, Inc.	Technology Hardware & Equipment	7.30%
Texas Instruments Inc.	Semiconductors & Semiconductor Equipment	6.58%
Hewlett-Packard Co.	Technology Hardware & Equipment	5.98%
Bank of New York Mellon Corp.	Capital Markets	5.41%
Microsoft Corp.	Software & Services	5.12%
SAP AG, ADR	Software & Services	4.20%
UnitedHealth Group Inc.	Health Care Equipment & Services	4.12%
International Business Machines Corp.	Technology Hardware & Equipment	3.59%
Iron Mountain Inc.	Commercial & Professional Services	3.56%
Agilent Technologies, Inc.	Technology Hardware & Equipment	3.49%

4

DAVIS RESEARCH FUND                                                                                                                        Portfolio Activity

August 1, 2008 through July 31, 2009

New Positions Added (08/01/08-07/31/09)

(Highlighted positions are those greater than 1.00% of 07/31/09 total net assets)

Security	Industry	Date of 1st Purchase	% of 07/31/09 Fund Net Assets
ABB Ltd., ADR	Capital Goods	09/29/08	0.51%
Activision Blizzard, Inc.	Software & Services	01/07/09	–
Automatic Data Processing Inc.	Software & Services	10/07/08	0.31%
Becton, Dickinson and Co.	Health Care Equipment & Services	02/27/09	1.17%
CME Group Inc.	Diversified Financial Services	01/20/09	0.01%
CVS Caremark Corp.	Food & Staples Retailing	10/16/08	0.58%
Exelon Corp.	Utilities	07/21/09	0.30%
Fairfax Financial Holdings Ltd.	Multi-line Insurance	11/20/08	0.42%
Laboratory Corp. of America Holdings	Health Care Equipment & Services	01/23/09	0.67%
Medtronic, Inc.	Health Care Equipment & Services	01/07/09	–
Merck & Co., Inc.	Pharmaceuticals, Biotechnology
	& Life Sciences	03/11/09	–
NRG Energy, Inc.	Utilities	01/05/09	0.73%
Potash Corp. of Saskatchewan Inc.	Materials	07/13/09	0.23%
SAP AG, ADR	Software & Services	10/06/08	4.20%
Schlumberger Ltd.	Energy	02/20/09	0.14%
Wells Fargo & Co.	Commercial Banks	01/23/09	1.25%

5

DAVIS RESEARCH FUND                                                                                              Portfolio Activity – (Continued)

August 1, 2008 through July 31, 2009

Positions Closed (08/01/08-07/31/09)

(Gains and losses greater than $500,000 are highlighted)

		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
Activision Blizzard, Inc.	Software & Services	03/12/09	$24,530
Aflac, Inc.	Life & Health Insurance	11/19/08	(110,985)
Ambac Financial Group, Inc.	Property & Casualty Insurance	02/27/09	(2,069,333)
BHP Billiton PLC	Materials	03/13/09	85,033
British American Tobacco PLC	Food, Beverage & Tobacco	11/12/08	4,651
Chicago Bridge & Iron Co. N.V., NY Shares	Capital Goods	10/09/08	(125,177)
Comcast Corp., Special Class A	Media	03/12/09	(413,187)
Compagnie Financiere Richemont S.A.,
Bearer Shares, Unit A	Consumer Durables & Apparel	11/10/08	(189,000)
Companhia Vale do Rio Doce, ADR	Materials	03/13/09	142,791
Dell Inc.	Technology Hardware & Equipment	10/09/08	(1,202,945)
Devon Energy Corp.	Energy	03/13/09	(71,954)
EOG Resources, Inc.	Energy	03/13/09	386,683
General Electric Co.	Capital Goods	10/10/08	(124,108)
Grupo Televisa S.A., ADR	Media	02/12/09	(545,395)
Johnson & Johnson	Pharmaceuticals, Biotechnology
	& Life Sciences	03/12/09	(189,665)
JPMorgan Chase & Co.	Diversified Financial Services	09/17/08	93,888
Lagardere S.C.A.	Media	03/13/09	(901,347)
Legg Mason, Inc.	Capital Markets	01/23/09	(385,517)
Medtronic, Inc.	Health Care Equipment & Services	03/12/09	(21,217)
Merck & Co., Inc.	Pharmaceuticals, Biotechnology
	& Life Sciences	03/12/09	9,685
Merrill Lynch & Co., Inc.	Capital Markets	10/09/08	(239,938)
Monsanto Co.	Materials	03/13/09	824,506
Reinet Investments SCA	Diversified Financial Services	11/13/08	(408,627)
Rio Tinto PLC	Materials	03/13/09	(215,962)
Sanofi-Aventis	Pharmaceuticals, Biotechnology
	& Life Sciences	03/12/09	(282,512)
Schering-Plough Corp.	Pharmaceuticals, Biotechnology
	& Life Sciences	03/12/09	307,779
Sprint Nextel Corp.	Telecommunication Services	11/10/08	(586,390)
Starbucks Corp.	Consumer Services	10/23/08	(42,200)
Transocean Ltd.	Energy	03/13/09	(130,970)
UBS AG, Registered	Capital Markets	01/23/09	(334,722)
Union Pacific Corp.	Transportation	03/13/09	(202,633)
Walt Disney Co.	Media	03/12/09	(465,406)
Whole Foods Market, Inc.	Food & Staples Retailing	02/27/09	(351,688)
WPP Group PLC	Media	12/19/08	(89,061)
6

DAVIS RESEARCH FUND                                                                                                                     Fund Performance

CLASS A

Average Annual Total Return		Expense Example
for the periods ended July 31, 2009			Beginning	Ending	Expenses
			Account	Account	Paid During
(This calculation includes an initial			Value	Value	Period*
sales charge of 4.75%.)			(02/01/09)	(07/31/09)	(02/01/09-07/31/09)
One-Year	(21.74)%	Actual	$1,000.00	$1,271.41	$5.63
Five-Year	0.75%	Hypothetical (5%
Life of Class (October 31, 2001		return before
through July 31, 2009)	2.03%	expenses)	$1,000.00	$1,019.84	$5.01

*Expenses are equal to the Class’s annualized operating expense ratio (1.00%), multiplied by the average account valueover the period, multiplied by 181/365 (to reflect the one-half year period). The expense ratio reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser. See Notes to Performance on page 10 for a description of the “Expense Example”.

$10,000 invested at inception. Let’s say you invested $10,000 in Davis Research Fund, Class A shares on October 31, 2001 (commencement of operations) and paid a 4.75% sales charge. As the chart shows, by July 31, 2009, the value of your investment would have grown to $11,689 - a 16.89% increase on your initial investment. For comparison, the Standard & Poor's 500® Index is also presented on the chart below.

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Davis Research Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

7

DAVIS RESEARCH FUND                                                                                           Fund Performance – (Continued)

CLASS B

Average Annual Total Return		Expense Example
for the periods ended July 31, 2009			Beginning	Ending	Expenses
			Account	Account	Paid During
(This calculation includes any applicable			Value	Value	Period*
contingent deferred sales charge.)			(02/01/09)	(07/31/09)	(02/01/09-07/31/09)
One-Year	(22.29)%	Actual	$1,000.00	$1,263.97	$14.03
Five-Year	(0.21)%	Hypothetical (5%
Life of Class (October 31, 2001		return before
through July 31, 2009)	1.28%	expenses)	$1,000.00	$1,012.40	$12.47

*Expenses are equal to the Class’s annualized operating expense ratio (2.50%), multiplied by the average account valueover the period, multiplied by 181/365 (to reflect the one-half year period). The expense ratio reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser. See Notes to Performance on page 10 for a description of the “Expense Example”.

$10,000 invested at inception. Let’s say you invested $10,000 in Davis Research Fund, Class B shares on October 31, 2001 (commencement of operations) and converted to Class A shares on October 31, 2008. As the chart shows, by July 31, 2009, the value of your investment would have grown to $11,038 - a 10.38% increase on your initial investment. For comparison, the Standard & Poor's 500® Index is also presented on the chart below.

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

Because Class B shares automatically convert to Class A shares after 7 years, the above graph and the “Life of Class” return for Class B reflect Class A performance for the period after conversion.

The performance data for Davis Research Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

8

DAVIS RESEARCH FUND                                                                                           Fund Performance – (Continued)

CLASS C

Average Annual Total Return		Expense Example
for the periods ended July 31, 2009			Beginning	Ending	Expenses
			Account	Account	Paid During
(This calculation includes any applicable			Value	Value	Period*
contingent deferred sales charge.)			(02/01/09)	(07/31/09)	(02/01/09-07/31/09)
One-Year	(20.00)%	Actual	$1,000.00	$1,262.20	$14.02
Five-Year	0.12%	Hypothetical (5%
Life of Class (October 31, 2001		return before
through July 31, 2009)	1.15%	expenses)	$1,000.00	$1,012.40	$12.47

*Expenses are equal to the Class’s annualized operating expense ratio (2.50%), multiplied by the average account valueover the period, multiplied by 181/365 (to reflect the one-half year period). The expense ratio reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser. See Notes to Performance on page 10 for a description of the “Expense Example”.

$10,000 invested at inception. Let’s say you invested $10,000 in Davis Research Fund, Class C shares on October 31, 2001 (commencement of operations). As the chart shows, by July 31, 2009, the value of your investment would have grown to $10,923 - a 9.23% increase on your initial investment. For comparison, the Standard & Poor's 500® Index is also presented on the chart below.

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Davis Research Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

9

DAVIS RESEARCH FUND                                                                                                               Notes to Performance

The following disclosure provides important information regarding the Fund’s Expense Example, which appears in each Class’s Fund Performance section of this Annual Report. Please refer to this information when reviewing the Expense Example for each Class.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is for the six-month period ended July 31, 2009.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front end or contingent deferred sales charges (loads). Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

DAVIS RESEARCH FUND                                                                                                           Schedule of Investments

July 31, 2009

Shares	Security	Value (Note 1)
COMMON STOCK - (84.90%)
CONSUMER DISCRETIONARY - (9.76%)
Media – (4.88%)
18,810	Liberty Media Corp. - Entertainment, Series A *	$526,398
64,310	News Corp., Class A	664,644
		1,191,042
Retailing – (4.88%)
5,690	Bed Bath & Beyond Inc. *	197,756
49,160	CarMax, Inc. *	792,951
29,880	Liberty Media Corp. - Interactive, Series A *	198,851
		1,189,558
	TOTAL CONSUMER DISCRETIONARY	2,380,600
CONSUMER STAPLES - (4.69%)
Food & Staples Retailing – (2.34%)
8,690	Costco Wholesale Corp.	430,199
4,190	CVS Caremark Corp.	140,281
		570,480
Food, Beverage & Tobacco – (1.49%)
4,490	Coca-Cola Co.	223,781
3,410	Nestle S.A. (Switzerland)	140,338
		364,119
Household & Personal Products – (0.86%)
6,480	Avon Products, Inc.	209,822
	TOTAL CONSUMER STAPLES	1,144,421
ENERGY - (1.61%)
200	OGX Petroleo e Gas Participacoes S.A. (Brazil)	130,243
640	Schlumberger Ltd.	34,240
2,070	Southwestern Energy Co. *	85,760
3,550	XTO Energy, Inc.	142,816
	TOTAL ENERGY	393,059
FINANCIALS - (9.68%)
Banks – (1.25%)
	Commercial Banks – (1.25%)
12,490	Wells Fargo & Co.	305,505
Diversified Financials – (6.40%)
	Capital Markets – (6.39%)
48,210	Bank of New York Mellon Corp.	1,318,061
7,350	Brookfield Asset Management Inc., Class A (Canada)	154,644
55,580	E*TRADE Financial Corp. *	83,926
		1,556,631
	Diversified Financial Services – (0.01%)
12	CME Group Inc.	3,346
		1,559,977
Insurance – (2.03%)
	Multi-line Insurance – (0.42%)
336	Fairfax Financial Holdings Ltd. (Canada)	102,611
	Property & Casualty Insurance – (1.61%)
4	Berkshire Hathaway Inc., Class A *	388,000
11

DAVIS RESEARCH FUND                                                                                  Schedule of Investments - (Continued)

July 31, 2009

Shares	Security	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Insurance – (Continued)
	Property & Casualty Insurance – (Continued)
720	MBIA Inc. *	$3,017
		391,017
		493,628
	TOTAL FINANCIALS	2,359,110
HEALTH CARE - (6.51%)
Health Care Equipment & Services – (6.51%)
4,380	Becton, Dickinson and Co.	285,357
4,030	Cardinal Health, Inc.	134,199
2,430	Laboratory Corp. of America Holdings *	163,272
35,800	UnitedHealth Group Inc.	1,004,548
		1,587,376
	TOTAL HEALTH CARE	1,587,376
INDUSTRIALS - (12.16%)
Capital Goods – (6.55%)
5,140	3M Co.	362,473
6,800	ABB Ltd., ADR (Switzerland)	124,304
9,680	PACCAR Inc.	335,509
9,720	Siemens AG, Registered (Germany)	775,819
		1,598,105
Commercial & Professional Services – (3.56%)
29,700	Iron Mountain Inc. *	867,537
Transportation – (2.05%)
21,950	All America Latina Logistica S.A. (Brazil)	138,588
12,720	Ryanair Holdings PLC, ADR (Ireland)*	359,976
		498,564
	TOTAL INDUSTRIALS	2,964,206
INFORMATION TECHNOLOGY - (38.71%)
Semiconductors & Semiconductor Equipment – (6.58%)
66,710	Texas Instruments Inc.	1,604,376
Software & Services – (11.77%)
2,050	Automatic Data Processing Inc.	76,455
917	Google Inc., Class A *	406,520
53,030	Microsoft Corp.	1,248,326
7,650	Redecard S.A. (Brazil)	113,781
21,660	SAP AG, ADR (Germany)	1,023,435
		2,868,517
Technology Hardware & Equipment – (20.36%)
36,670	Agilent Technologies, Inc. *	851,477
80,790	Cisco Systems, Inc. *	1,778,996
33,670	Hewlett-Packard Co.	1,457,911
7,430	International Business Machines Corp.	876,220
		4,964,604
	TOTAL INFORMATION TECHNOLOGY	9,437,497
12

DAVIS RESEARCH FUND                                                                                   Schedule of Investments - (Continued)

July 31, 2009

Shares/Principal	Security	Value (Note 1)
COMMON STOCK – (CONTINUED)
MATERIALS - (0.23%)
610	Potash Corp. of Saskatchewan Inc. (Canada)	$56,736
	TOTAL MATERIALS	56,736
UTILITIES - (1.55%)
10,090	AES Corp. *	129,051
1,420	Exelon Corp.	72,221
6,511	NRG Energy, Inc. *	177,164
	TOTAL UTILITIES	378,436

	TOTAL COMMON STOCK – (Identified cost $21,920,346)	20,701,441

SHORT TERM INVESTMENTS - (15.17%)
$1,100,000	Banc of America Securities LLC Joint Repurchase Agreement,
	0.20%, 08/03/09, dated 07/31/09, repurchase value of $1,100,018
	(collateralized by: U.S. Government agency mortgages in a pooled cash account, 4.50%-6.00%, 07/01/24-03/01/38, total market value $1,122,000)	1,100,000
866,000	Goldman, Sachs & Co. Joint Repurchase Agreement,
	0.21%, 08/03/09, dated 07/31/09, repurchase value of $866,015
	(collateralized by: U.S. Government agency mortgages in a pooled cash account, 4.50%-6.50%, 03/15/24-07/15/39, total market value $883,320)	866,000
1,732,000	Mizuho Securities USA Inc. Joint Repurchase Agreement,
	0.21%, 08/03/09, dated 07/31/09, repurchase value of $1,732,030
	(collateralized by: U.S. Government agency mortgages in a pooled cash account, 4.00%-6.00%, 06/01/24-06/01/39, total market value $1,766,640)	1,732,000

	TOTAL SHORT TERM INVESTMENTS – (Identified cost $3,698,000)	3,698,000

	Total Investments – (100.07%) – (Identified cost $25,618,346) – (a)	24,399,441
	Liabilities Less Other Assets – (0.07%)	(16,791)
	Net Assets – (100.00%)	$24,382,650

ADR: American Depositary Receipt
*	Non-Income producing security.
(a)	Aggregate cost for federal income tax purposes is $26,256,430. At July 31, 2009 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:
	Unrealized appreciation	$2,510,675
	Unrealized depreciation	(4,367,664)
	Net unrealized depreciation	$(1,856,989)

See Notes to Financial Statements
13

DAVIS RESEARCH FUND                                                                                        Statement of Assets and Liabilities

At July 31, 2009
ASSETS:
Investments in securities at value* (see accompanying Schedule of Investments)	$24,399,441
Cash	2,594
Receivables:
Capital stock sold	25
Dividends and interest	22,297
Prepaid expenses	115
Due from Adviser	19
Total assets	24,424,491
LIABILITIES:
Accrued audit fees	18,000
Accrued custodian fees	4,852
Accrued management fee	11,222
Other accrued expenses	7,767
Total liabilities	41,841
NET ASSETS	$24,382,650
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$126,373
Additional paid-in capital	40,067,928
Undistributed net investment income	44,990
Accumulated net realized losses from investments and foreign currency transactions	(14,637,819)
Net unrealized depreciation on investments and foreign currency transactions	(1,218,822)
Net Assets	$24,382,650

*Including:
Cost of investments	$25,618,346
Cost and market value of repurchase agreements	3,698,000

CLASS A SHARES:
Net assets	$24,379,754
Shares outstanding	2,527,137
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$9.65
Maximum offering price per share (100/95.25 of $9.65)†	$10.13
CLASS B SHARES:
Net assets	$1,801
Shares outstanding	199
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$9.05
CLASS C SHARES:
Net assets	$1,095
Shares outstanding	121
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$9.05

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements
14

DAVIS RESEARCH FUND                                                                                                           Statement of Operations

For the year ended July 31, 2009

INVESTMENT INCOME:
Income:
Dividends*		$710,034
Interest		8,414
Total income		718,448

Expenses:
Management fees (Note 3)	$251,324
Custodian fees	35,968
Transfer agent fees:
Class A	914
Class B	129
Class C	128
Audit fees	18,000
Legal fees	109
Accounting fees (Note 3)	2,002
Reports to shareholders	1,961
Directors’ fees and expenses	804
Registration and filing fees	11,628
Miscellaneous	7,718
Payments under distribution plan (Note 7):
Class B	16
Class C	7
Total expenses		330,708
Expenses paid indirectly (Note 4)		(18)
Reimbursement of expenses by Adviser (Note 3)		(233)
	Net expenses	330,457
	Net investment income	387,991

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions		(13,142,234)
Foreign currency transactions		4,181
Net change in unrealized appreciation (depreciation)		(3,037,705)
Net realized and unrealized loss on investments and foreign currency		(16,175,758)
Net decrease in net assets resulting from operations		$(15,787,767)

*Net of foreign taxes withheld as follows		$10,626

See Notes to Financial Statements
15

DAVIS RESEARCH FUND                                                                                    Statements of Changes in Net Assets

	Year ended	Year ended
	July 31, 2009	July 31, 2008
OPERATIONS:
Net investment income	$387,991	$108,458
Net realized gain (loss) from investments and foreign currency transactions	(13,138,053)	48,898
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(3,037,705)	(9,982,895)
Net decrease in net assets resulting from operations	(15,787,767)	(9,825,539)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(443,060)	(101,147)
Realized gains from investment transactions:
Class A	–	(4,370,597)
Class B	–	(112)
Class C	–	(112)

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 5):
Class A	(15,255,933)	5,305,725
Class B	(898)	2,612
Class C	–	112

Total decrease in net assets	(31,487,658)	(8,989,058)

NET ASSETS:
Beginning of year	55,870,308	64,859,366
End of year*	$24,382,650	$55,870,308

*Including undistributed net investment income of	$44,990	$95,906

See Notes to Financial Statements
16

DAVIS RESEARCH FUND                                                                                                 Notes to Financial Statements

July 31, 2009

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a separate series of Davis New York Venture Fund, Inc. (a Maryland corporation). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund’s investment objective is long-term growth of capital. The Fund commenced operations on October 31, 2001. The Fund offers shares in three classes, Class A, Class B, and Class C. The Class A shares are sold with a front-end sales charge and the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class’s distribution arrangement), liquidation, and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges) are valued at the last reported sales price on the day of valuation. Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Fund’s investment adviser, identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. These valuation procedures are reviewed and subject to approval by the Board of Directors.

Fair Value Measurements - The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective August 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. FAS 157 established a three-tier hierarchy for measuring fair value of assets and liabilities. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

17

DAVIS RESEARCH FUND                                                                       Notes to Financial Statements – (Continued)

July 31, 2009

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements – (Continued)

The following is a summary of the inputs used as of July 31, 2009 in valuing the Fund’s investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Equity securities:
Consumer discretionary	$2,380,600	$–	$–	$2,380,600
Consumer staples	1,144,421	–	–	1,144,421
Energy	393,059	–	–	393,059
Financials	2,359,110	–	–	2,359,110
Health care	1,587,376	–	–	1,587,376
Industrials	2,964,206	–	–	2,964,206
Information technology	9,437,497	–	–	9,437,497
Materials	56,736	–	–	56,736
Utilities	378,436	–	–	378,436
Short-term securities	–	3,698,000	–	3,698,000
Total	$20,701,441	$3,698,000	$–	$24,399,441

Master Repurchase Agreements - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency- The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the Statement of Operations.

18

DAVIS RESEARCH FUND                                                                       Notes to Financial Statements – (Continued)

July 31, 2009

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Federal Income Taxes- It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of July 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state (Arizona and Maryland) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2006. At July 31, 2009, the Fund had available for federal income tax purposes unused capital loss carryforwards and post October 2008 capital losses as follows:

	Capital Loss Carryforwards	Post October 2008 Capital Losses
Expiring
07/31/2011	$–	$–
07/31/2012	–	–
07/31/2013	–	–
07/31/2014	–	–
07/31/2015	–	–
07/31/2016	–	–
07/31/2017	2,462,000	–
07/31/2018	–	11,538,000
	$2,462,000	$11,538,000

Securities Transactions and Related Investment Income- Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. Accordingly, during the year ended July 31, 2009, amounts have been reclassified to reflect an increase to undistributed net investment income and a corresponding increase to accumulated net realized losses from investments and foreign currency transactions of $4,153. Net assets have not been affected by this reclassification.

The tax character of distributions paid during the years ended July 31, 2009 and 2008 were as follows:

	2009	2008
Ordinary income	$443,060	$844,556
Long-term capital gain	–	3,627,412
Total	$443,060	$4,471,968

As of July 31, 2009, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed net investment income	$44,990
Accumulated net realized losses from investments and
foreign currency transactions	(13,999,735)
Net unrealized depreciation on investments	(1,856,906)
Total	$(15,811,651)
19

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
July 31, 2009

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Indemnification - Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements- In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

Purchases and sales of investment securities (excluding short-term securities) for the year ended July 31, 2009 were $9,396,604 and $27,346,912, respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Advisory fees are paid monthly to the Adviser. Prior to July 1, 2009, the annual rate was 0.75% of the average net assets for the first $250 million, 0.65% on the next $250 million, and 0.55% of the average net assets in excess of $500 million. Effective July 1, 2009, the Adviser reduced the annual rate to 0.55% of the average net assets. Advisory fees paid during the year ended July 31, 2009 approximated 0.74% of the average net assets.

Boston Financial Data Services, Inc. (“BFDS”) is the Fund’s primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser for these services for the year ended July 31, 2009 amounted to $104. State Street Bank and Trust Company (“State Street Bank”) is the Fund’s primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Fund’s custodian. The Adviser is also paid for certain accounting services. The fee paid to the Adviser for these services for the year ended July 31, 2009 amounted to $2,002. The Adviser is contractually committed to waive fees and/or reimburse the Fund’s expenses to the extent necessary to cap total annual Fund operating expenses (Class A shares, 1.50%; Class B shares, 2.50%; Class C shares, 2.50%). During the year ended July 31, 2009, such reimbursements amounted to $113 and $120 for Class B and C shares, respectively. Certain directors and officers of the Fund are also directors and officers of the general partner of the Adviser.

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

NOTE 4 - EXPENSES PAID INDIRECTLY

Under an agreement with State Street Bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $18 during the year ended July 31, 2009.

20

DAVIS RESEARCH FUND                                                                       Notes to Financial Statements – (Continued)

July 31, 2009

NOTE 5 - CAPITAL STOCK

At July 31, 2009, there were 3.5 billion shares of capital stock ($0.05 par value per share) authorized for Davis New York Venture Fund, Inc., of which 500 million shares are classified as Davis Research Fund.Transactions in capital stock were as follows:

CLASS A	Year ended		Year ended
	July 31, 2009		July 31, 2008
	Shares	Amount	Shares	Amount
Shares sold	979,809	$6,899,229	68,221	$1,036,251
Shares issued in reinvestment
of distributions	18,845	146,424	318,222	4,464,226
	998,654	7,045,653	386,443	5,500,477
Shares redeemed	(3,169,973)	(22,301,586)	(14,700)	(194,752)
Net increase (decrease)	(2,171,319)	$(15,255,933)	371,743	$5,305,725

CLASS B	Year ended		Year ended
	July 31, 2009		July 31, 2008
	Shares	Amount	Shares	Amount
Shares sold	–	$–	199	$2,500
Shares issued in reinvestment
of distributions	–	–	9	112
	–	–	208	2,612
Shares redeemed	(121)	(898)	–	–
Net increase (decrease)	(121)	$(898)	208	$2,612

CLASS C	Year ended		Year ended
	July 31, 2009		July 31, 2008
	Shares	Amount	Shares	Amount
Shares sold	–	$–	–	$–
Shares issued in reinvestment
of distributions	–	–	9	112
	–	–	9	112
Shares redeemed	–	–	–	–
Net increase	–	$–	9	$112

NOTE 6 - BANK BORROWINGS

The Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the overnight Federal Funds Rate plus 0.75%. The Fund had no borrowings during the year ended July 31, 2009.

21

DAVIS RESEARCH FUND                                                                       Notes to Financial Statements – (Continued)

July 31, 2009

NOTE 7 - DISTRIBUTION AND UNDERWRITING FEES

Class A Shares- Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value.

During the year ended July 31, 2009, Davis Distributors, LLC, the Fund’s Underwriter (“Underwriter” or “Distributor”) received no commissions earned on sales of Class A shares of the Fund.

The Underwriter is reimbursed for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 1/4 of 1.00% of the average net assets maintained by the responsible dealers. There was no service fee for Class A shares of the Fund for the year ended July 31, 2009.

Class B Shares - Class B shares of the Fund are sold at net asset value and are redeemed at net asset value. A contingent deferred sales charge may be assessed on shares redeemed within six years of purchase.

The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund’s Class B shares. Payments under the Class B Distribution Plan are limited to an annual rate equal to the lesser of 1.25% of the average daily net asset value of the Class B shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc. (“FINRA”), which currently is 1.00%. Therefore, the effective rate of the Class B Distribution Plan is currently 1.00%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The FINRA rule also limits the aggregate amount the Fund may pay for distribution to 6.25% of gross Fund sales since inception of the Distribution Plan, plus interest at 1.00% over the prime rate on unpaid amounts.

During the year ended July 31, 2009, Class B shares of the Fund made distribution fee payments of $16. There were no payments made for service fees.

There were no commission advances by the Distributor during the year ended July 31, 2009 on the sale of Class B shares of the Fund.

The Distributor intends to seek payment from Class B shares of the Fund in the amount of $175, representing 6.25% of gross Fund sales of Class B shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4.00% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the year ended July 31, 2009, the Distributor received no contingent deferred sales charges from Class B shares of the Fund.

Class C Shares - Class C shares of the Fund are sold at net asset value and are redeemed at net asset value. A contingent deferred sales charge may be assessed on shares redeemed within the first year of purchase.

The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund’s Class C shares. Payments under the Class C Distribution Plan are limited to an annual rate equal to the lesser of 1.25% of the average daily net asset value of the Class C shares or the maximum amount provided by applicable rule or regulation of the FINRA, which currently is 1.00%. Therefore, the effective rate of the Class C Distribution Plan is currently 1.00%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. Class C shares are subject to the same 6.25% and 1.00% limitations applicable to the Class B Distribution Plan.

During the year ended July 31, 2009, Class C shares of the Fund made distribution fee payments of $7. There were no payments made for service fees.

22

DAVIS RESEARCH FUND                                                                       Notes to Financial Statements – (Continued)

July 31, 2009

NOTE 7 - DISTRIBUTION AND UNDERWRITING FEES – (CONTINUED)

Class C Shares – (Continued)

There were no commission advances by the Distributor during the year ended July 31, 2009 on the sale of Class C shares of the Fund.

The Distributor intends to seek payment from Class C shares of the Fund in the amount of $25, representing 6.25% of gross Fund sales of Class C shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

A contingent deferred sales charge of 1.00% is imposed upon the redemption of certain Class C shares of the Fund within the first year of the original purchase. During the year ended July 31, 2009, the Distributor received no contingent deferred sales charges from Class C shares of the Fund.

NOTE 8 - SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to July 31, 2009 and through September 23, 2009, the date the Fund’s financial statements were available for issuance, which require adjustments and/or additional disclosure in the Fund’s financial statements.

23

DAVIS RESEARCH FUND                                                                                                                 Financial Highlights

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A
	Year ended July 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.89	$14.99	$13.08	$14.22	$11.10

Income (Loss) from Investment Operations:
Net Investment Income	0.09	0.02	0.01	0.04	0.05
Net Realized and Unrealized Gains (Losses)	(2.24)	(2.11)	2.53	0.06	3.19
Total from Investment Operations	(2.15)	(2.09)	2.54	0.10	3.24

Dividends and Distributions:
Dividends from Net Investment Income	(0.09)	(0.02)	(0.10)	(0.22)	(0.12)
Distributions from Realized Gains	–	(0.99)	(0.53)	(1.02)	–
Total Dividends and Distributions	(0.09)	(1.01)	(0.63)	(1.24)	(0.12)
Net Asset Value, End of Period	$9.65	$11.89	$14.99	$13.08	$14.22

Total Return[a]	(17.86)%	(14.93)%	19.74%	0.74%	29.23%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$24,380	$55,865	$64,856	$44,262	$38,349
Ratio of Expenses to Average Net Assets:
Gross	0.97%	0.89%	0.90%	0.94%	0.93%
Net[b]	0.97%	0.89%	0.90%	0.94%	0.93%
Ratio of Net Investment Income to Average Net Assets	1.14%	0.17%	0.18%	0.20%	0.43%
Portfolio Turnover Rate[c]	29%	29%	26%	43%	54%

a

Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

b	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.
c

The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

24

DAVIS RESEARCH FUND                                                                                        Financial Highlights – (Continued)

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS B
	Year ended July 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.18	$14.35	$12.65	$13.80	$10.86

Income (Loss) from Investment Operations:
Net Investment Loss	(0.04)[a]	(0.18)[a]	(0.18)	(0.17)	(0.17)
Net Realized and Unrealized Gains (Losses)	(2.09)	(2.00)	2.41	0.05	3.11
Total from Investment Operations	(2.13)	(2.18)	2.23	(0.12)	2.94

Dividends and Distributions:
Dividends from Net Investment Income	–	–	–	(0.01)	–
Distributions from Realized Gains	–	(0.99)	(0.53)	(1.02)	–
Total Dividends and Distributions	–	(0.99)	(0.53)	(1.03)	–
Net Asset Value, End of Period	$9.05	$11.18	$14.35	$12.65	$13.80

Total Return[b]	(19.05)%	(16.27)%	17.89%	(0.91)%	27.07%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$2	$4	$2	$1	$1
Ratio of Expenses to Average Net Assets:
Gross	7.89%	8.59%	10.12%	10.95%	2.02%
Netc	2.50%	2.50%	2.50%	2.50%	2.02%
Ratio of Net Investment Loss to Average Net Assets	(0.39)%	(1.44)%	(1.42)%	(1.36)%	(0.66)%
Portfolio Turnover Rate[d]	29%	29%	26%	43%	54%

a	Per share calculations were based on average shares outstanding for the period.
b

Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

c	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.
d

The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements
25

DAVIS RESEARCH FUND                                                                                        Financial Highlights – (Continued)

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS C
	Year ended July 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.20	$14.37	$12.67	$13.80	$10.86

Income (Loss) from Investment Operations:
Net Investment Loss	(0.05)[a]	(0.18)[a]	(0.18)	(0.16)	(0.16)
Net Realized and Unrealized Gains (Losses)	(2.10)	(2.00)	2.41	0.06	3.10
Total from Investment Operations	(2.15)	(2.18)	2.23	(0.10)	2.94

Dividends and Distributions:
Dividends from Net Investment Income	–	–	–	(0.01)	–
Distributions from Realized Gains	–	(0.99)	(0.53)	(1.02)	–
Total Dividends and Distributions	–	(0.99)	(0.53)	(1.03)	–
Net Asset Value, End of Period	$9.05	$11.20	$14.37	$12.67	$13.80

Total Return[b]	(19.20)%	(16.25)%	17.87%	(0.77)%	27.07%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$1	$1	$2	$1	$1
Ratio of Expenses to Average Net Assets:
Gross	14.62%	10.31%	10.11%	10.77%	2.02%
Net[c]	2.50%	2.50%	2.50%	2.50%	2.02%
Ratio of Net Investment Loss to Average Net Assets	(0.39)%	(1.44)%	(1.42)%	(1.36)%	(0.66)%
Portfolio Turnover Rated	29%	29%	26%	43%	54%

a	Per share calculations were based on average shares outstanding for the period.
b

Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

c	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.
d

The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements
26

DAVIS RESEARCH FUND                                              Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

of Davis New York Venture Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Davis Research Fund (a series of Davis New York Venture Fund, Inc.), including the schedule of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Research Fund as of July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 23, 2009

27

DAVIS RESEARCH FUND                                                                                                                       Fund Information

Federal Income Tax Information (Unaudited)

In early 2010, shareholders will receive information regarding all dividends and distributions paid to them by the Funds during calendar year 2009. Regulations of the U.S. Treasury Department require the Funds to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2009 with their 2009 Form 1099-DIV.

The information is presented to assist shareholders in reporting distributions received from the Funds to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

During the fiscal year 2009, $443,060 of dividends paid by the Fund constituted income dividends for federal income tax purposes. The Fund designates $365,949 or 83% as income qualifying for the corporate dividends-received deduction.

For the fiscal year 2009, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates $443,060 or 100% as qualified dividend income.

Portfolio Proxy Voting Policies and Procedures

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279 and (ii) on the SEC’s website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279 and (ii) on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling 1-800-279-0279 or on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

DAVIS RESEARCH FUND                                                                        Director Approval of Advisory Agreements

Process of Annual Review

The Board of Directors of the Davis Funds oversees the management of each Davis Fund and, as required by law, determines annually whether to approve the continuance of each Davis Fund's advisory agreement with Davis Selected Advisers, L.P. and sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly “Davis Advisors” and “Advisory Agreements”).

As a part of this process the Independent Directors, with the assistance of counsel for the Independent Directors, prepared questions submitted to Davis Advisors in anticipation of the annual contract review. The Independent Directors were provided with responsive background material (including recent investment performance data), and their counsel provided guidance, prior to a separate contract review meeting held in March 2009 where the Independent Directors reviewed and evaluated all information which they deemed reasonably necessary in the circumstances. Upon completion of this review, the Independent Directors found that the terms of the Advisory Agreements are fair and reasonable and that continuation of the Advisory Agreements was in the best interest of Davis Research Fund and its shareholders.

Reasons the Independent Directors Approved Continuation of the Advisory Agreements

The Independent Directors’ determinations were based upon a comprehensive consideration of all information provided to the Independent Directors and were not the result of any single factor. The following facts and conclusions were important, but not exclusive, in the Independent Directors’ recommendation to renew the Advisory Agreements.

The Independent Directors considered not only the investment performance of the Fund, but also the full range and quality of services provided by Davis Advisors to the Fund and its shareholders, including whether it:

1.	Achieves satisfactory investment results over the long-term after all costs;
2.

Handles shareholder transactions, inquiries, requests, and records efficiently and effectively, and provides quality accounting, legal, and compliance services, and oversight of third party serviceproviders; and

3.	Fosters healthy investor behavior.

Davis Advisors is reimbursed a portion of its costs in providing some, but not all, of these services.

A shareholder’s ultimate return is the product of a fund’s results as well as the shareholder’s behavior, specifically in selecting when to invest or redeem. The Independent Directors concluded that, through its actions and communications, Davis Advisors has attempted to have a meaningful, positive impact on investor behavior.

Davis Advisors and members of the Davis family are some of the largest shareholders in the Davis Funds. The Independent Directors concluded that this investment tends to align Davis Advisors’ and the Davis family’s interests with other shareholders, as they face the same risks, pay the same fees, and are highly motivated to achieve satisfactory long-term returns. In addition, the Independent Directors concluded that significant investments by Davis Advisors and the Davis family has contributed to the economies of scale which have lowered fees and expenses for Davis Funds’ shareholders over time.

The Independent Directors noted the importance of reviewing quantitative measures, but also recognized that qualitative factors are also important in assessing whether Davis Fund shareholders are likely to be well served by the renewal of the Advisory Agreements. They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that while such measures and data may be informative, the judgment of the Independent Directors must take many factors, including those listed below, into consideration in representing the shareholders of the Davis Funds. In connection with reviewing comparative performance information, the Independent Directors generally give weight to longer-term measurements. At the time of this review, Davis Research Fund only had a seven-year performance record.

The Independent Directors expect Davis Advisors to employ a disciplined, company-specific, research-driven, businesslike, long-term investment philosophy.

29

DAVIS RESEARCH FUND                                                Director Approval of Advisory Agreements – (Continued)

Reasons the Independent Directors Approved Continuation of the Advisory Agreements – (Continued)

The Independent Directors recognized Davis Advisors’ (a) efforts to minimize transaction costs by generally having a long-term time horizon and low portfolio turnover; (b) focus on tax efficiency; (c) efforts towards fostering healthy investor behavior by, among other things, providing informative and substantial educational material; and (d) efforts to promote shareholder interests by actively speaking out on corporate governance issues. At the time of the review, Davis Research Fund only had a seven-year performance record. However, it is managed using the same Davis Investment Discipline which has produced a record of generally producing satisfactory after-tax results over longer-term periods.

The Independent Directors reviewed (a) comparative fee and expense information for other funds, as selected and analyzed by a nationally recognized independent service provider; (b) information regarding fees charged by Davis Advisors to other advisory clients, including funds which it sub-advises and private accounts, as well as the differences in the services provided to such other clients; and (c) the fee schedules and breakpoints of the Fund, including an assessment of competitive fee schedules.

The Independent Directors reviewed the management fee schedule for Davis Research Fund, and the profitability of the Fund to Davis Advisors, the extent to which economies of scale might be realized if the Fund’s net assets increased, and whether the fee schedule reflected those potential economies of scale. The Independent Directors considered the nature, quality and extent of the services being provided to the Fund and the costs incurred by Davis Advisors in providing such services. The Independent Directors considered various potential benefits that Davis Advisors may receive in connection with the services it provides under the Advisory Agreements with the Fund, including a review of portfolio brokerage practices. The Independent Directors noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for third-party research services.

The Independent Directors noted that Davis Research Fund had under-performed its benchmark, the Standard & Poor’s 500® Index, over the one- and three-year time periods, and out-performed its benchmark over the five-year time period, all ended February 28, 2009. A report prepared by an independent service provider indicated that the Fund had under-performed its peer group over the one- and three-year time periods, and out-performed over the five-year time period, all ended December 31, 2008. The Independent Directors noted that the Fund out-performed the S&P 500® Index and its peer group in 2 out of the last 3 rolling five calendar year time frames ended December 31, 2006 through December 31, 2008.

The Independent Directors considered the management fee and total expense ratios for Davis Research Fund. The management fee was above the average, but within the range of the peer group, while the total expense ratio was below the average of the peer group as determined by an independent service provider.

Approval of Advisory Agreements

The Independent Directors concluded that Davis Advisors had provided Davis Research Fund and its shareholders a reasonable level of both investment and non-investment services. The Independent Directors further concluded that shareholders have received a significant benefit from Davis Advisors’ shareholder-oriented approach, as well as the execution of its investment discipline.

The Independent Directors determined that the advisory fee for Davis Research Fund was reasonable in light of the nature, quality and extent of the services being provided to the Fund, the costs incurred by Davis Advisors in providing such service, and in comparison to the range of the average advisory fees of its peer group as determined by an independent service provider. The Independent Directors found that the terms of the Advisory Agreements are fair and reasonable and that continuation of the Advisory Agreements is in the best interest of the Fund and its shareholders. The Independent Directors and the full Board of Directors therefore voted to continue the Advisory Agreements.

Important Developments Following Approval of the Advisory Agreements

In the June 2009 Board of Directors’ meeting, Davis Advisors notified the Directors that it was voluntarily reducing the management fee of Davis Research Fund by lowering the fee of 75 basis points on the first $250 million of assets and 65 basis points on the next $250 million of assets to 55 basis points effective July 1, 2009.

30

DAVIS RESEARCH FUND                                                                                                              Directors and Officers

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until their retirement, resignation, death or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74).

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Marc P. Blum (09/09/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (law firm).	13	Director, Legg Mason Investment Counsel & Trust Company N.A. (asset management company) and Rodney Trust Company (Delaware).

John S. Gates, Jr. (08/02/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC, a private investment company (beginning in 2006); Co-founder of CenterPoint Properties Trust (a REIT); Co-chairman and Chief Executive Officer for 22 years (until 2006).	13	Director, DCT Industrial Trust (a REIT).

Thomas S. Gayner (12/16/61)	Director	Director since 2004	Executive Vice President and Chief Investment Officer, Markel Corporation (insurance company).	13	Director, First Market Bank; Director, Washington Post Co. (newspaper publisher); Director, Colfax Corp. (engineering and manufacturer of pumps and fluid handling equipment).

G. Bernard Hamilton (03/18/37)	Director	Director since 1978	Managing General Partner, Avanti Partners, L.P. (investment partnership), retired 2005.	13	none

Samuel H. Iapalucci (07/19/52)	Director	Director since 2006	Former Executive Vice President and Chief Financial Officer, CH2M-Hill, Inc. (engineering).	13	none

Robert P. Morgenthau (03/22/57)	Director	Director since 2002	Chairman, NorthRoad Capital Management, LLC (an investment management firm) since June 2002.	13	none

Christian R. Sonne (05/06/36)	Director	Director since 1990	General Partner, Tuxedo Park Associates (land holding and development firm).	13	none

Marsha Williams (03/28/51)	Director	Director since 1999	Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-services provider) since 2007; former Executive Vice President and Chief Financial Officer, Equity Office Properties Trust (a REIT).	13

Director, Modine Manufacturing, Inc. (heat transfer technology); Director, Chicago Bridge & Iron Company, N.V. (industrial construction and engineering); Director, Fifth Third Bancorp (diversified financial services).

31

DAVIS RESEARCH FUND                                                                                    Directors and Officers – (Continued)

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Inside Directors*

Jeremy H. Biggs (08/16/35)	Director/ Chairman	Director since 1994	Vice Chairman, Member of the Audit Committee and Member of the International Investment Committee, former Chief Investment Officer (1980 through 2005), all for Fiduciary Trust Company International (money management firm); Consultant to Davis Selected Advisers, L.P.	13	none

Christopher C. Davis (07/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	10

Director, Davis Variable Account Fund, Inc. (consisting of three portfolios); Director, the Selected Funds (consisting of three portfolios) since 1998; Director, Washington Post Co. (newspaper publisher).

*    Jeremy H. Biggs and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940.

32

DAVIS RESEARCH FUND                                                                                    Directors and Officers – (Continued)

Officers

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Inside Directors.

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). President or Vice President of each of the Davis Funds (consisting of 13 portfolios) and Selected Funds (consisting of three portfolios); President, Davis Selected Advisers, L.P., serves as an executive officer in certain companies affiliated with the Adviser; Director of Davis Series, Inc. (consisting of six portfolios) and the Selected Funds (consisting of three portfolios).

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Davis Funds officer since 1997). Vice President, Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Thomas D. Tays (born 03/07/57, Davis Funds officer since 1997). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Arthur Don (born 09/24/53, Davis Funds officer since 1991). Assistant Secretary (for clerical purposes only) of each of the Davis Funds and Selected Funds; Shareholder, Greenberg Traurig, LLP (a law firm); counsel to the Independent Directors and the Davis Funds.

33

DAVIS RESEARCH FUND

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street, Suite 2700
Denver, Colorado 80202

For more information about the Davis Research Fund, including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge upon request by calling 1-800-279-0279.

34

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

No waivers were granted to this code of ethics during the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that independent trustee Marsha Williams qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)

Audit Fees. The aggregate Audit Fees billed by KPMP LLP (“KPMG”) for professional services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends July 31, 2009 and July 31, 2008 were $110,400 and $110,400, respectively.

(b)

Audit-Related Fees. The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees fore fiscal year ends July 31, 2009 and July 31, 2008 were $0 and $0, respectively.

(c)

Tax Fees. The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advise and tax planning for the fiscal year ends July 31, 2009 and July 31, 2008 were $13,980 and $12,200, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit. These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)	All Other Fees. The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends July 31, 2009 and July 31, 2008 were $0 and $0, respectively.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings. If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of

Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

The Funds’ independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended July 31, 2009 and July 31, 2008. The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6. SCHEDULE OF INVESTMENTS

Not Applicable. The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11. CONTROLS AND PROCUDURES

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12. EXHIBITS

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3) Not applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS NEW YORK VENTURE FUND, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: October 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: October 9, 2009

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date: October 9, 2009